UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2014 – September 30, 2015
Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangements.	40
Glossary.	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	0.22%
Admiral™ Shares	0.31
S&P 500 Index	-0.61
Large-Cap Core Funds Average	-2.30
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$42.69	$39.55	$0.724	$2.604
Admiral Shares	69.71	64.57	1.264	4.251

1

Chairman’s Letter

Dear Shareholder,

After posting a decent advance in the first six months, the broad U.S. stock market retreated and finished in slightly negative territory for the 12 months ended September 30, 2015. Investors worried about a slowdown across most regions of the world, accompanied by a steep drop in commodity prices.

Vanguard Growth and Income Fund returned less than 1% for the fiscal year, besting its benchmark, the Standard & Poor’s 500 Index, which returned –0.61%. The average return of its large-capitalization core fund peers was even lower, at –2.30%.

Of the fund’s ten industry sectors, six recorded gains. Consumer-related and health care companies fared well; energy and materials companies were notable detractors.

If you own shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report. Please note that as of September 30, 2015, the Growth and Income Fund had realized short-term capital gains equal to about 1% of fund assets and long-term capital gains equal to about 4% of fund assets. Gains will be distributed in December.

China’s economic woes weighed on U.S. stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors

2

worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated that the Fed was concerned about the fragility of global markets.

International stocks returned about –11%, as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94%, as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Consumer stocks did well, but energy weighed heavily

The Growth and Income Fund invests in a diversified portfolio of hundreds of large-cap stocks that, while similar in composition to the S&P 500 Index, has the potential to outperform it. The fund’s three advisors rely on sophisticated computer models to identify the stocks that offer the best prospects.

The two consumer-oriented sectors, consumer discretionary (+15%) and consumer staples (+7%), advanced notably as retail spending rose. Strong auto sales were reflected in auto component stocks, and returns from internet retailers were particularly robust. Gains also came from the subsectors associated with the housing market’s rebound.

Health care stocks also contributed, generating returns of about 7%. The industry has benefited from several trends, including an aging U.S. population that requires more health care and the broader availability of insurance coverage through the Affordable Care Act. Health care services and medical equipment companies stood out. The picture was far different for the pharmaceutical and biotechnology

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.37%	0.26%	1.12%

The fund expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2014.

Peer group: Large-Cap Core Funds.

4

subsectors: They were strong performers in the first half of the period, but their 12-month return was near zero.

Information technology, the largest sector, posted a tepid 2% return. Internet-based services enjoyed strong returns as investors were optimistic about the subsector’s growth prospects.

Financial stocks, which made up the third-largest portion of the fund on average, returned –2%. Although health care real estate investment trusts benefited from the trends helping the health care industry, banks, asset managers, and consumer credit stocks retreated in the face of continuing low interest rates, crimping profit margins from loans.

The two sectors that weighed most heavily on the fund were energy (–24%) and materials (–14%). Both were hit hard by the big decline in commodity prices. Oil prices plunged about 50% over the 12-month period, and natural gas fell about 40% as a global glut of supply and slowing demand from developing nations cut profits dramatically.

For more about the advisors’ strategy and the fund’s positioning during the 12 months, please see the Advisors’ Report that follows this letter.

The fund’s three advisors have seen success over time

Over the past ten years, Investor Shares of the Growth and Income Fund returned an annual average of 6.16%, close to that

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Growth and Income Fund Investor Shares	6.16%
S&P 500 Index	6.80
Large-Cap Core Funds Average	5.52
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

of the benchmark and ahead of the average return of peer funds. The decade can be divided into two distinct halves. In the first five years, the fund trailed the S&P 500 Index in each fiscal year as extraordinary volatility made it especially difficult for computer-reliant stock-selection approaches.

But in each of the last five years, the fund outdistanced the index. The fund’s three advisors use complementary quantitative strategies that have worked well in outperforming the benchmark without taking on undue risk. We expect this multimanager approach will continue to provide competitive returns over the long term.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2015

7

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 0.22% for the 12 months ended September 30, 2015. The Admiral Shares returned 0.31%. The Standard & Poor’s 500 Index returned –0.61%, and the average return of large-capitalization core funds was –2.30%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 16, 2015.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative	33	1,928	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
D. E. Shaw Investment	32	1,905	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Los Angeles Capital	32	1,902	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Cash Investments	3	133	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

8

Vanguard Quantitative Equity Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the fiscal year ended September 30, 2015, performance in U.S. equities was slightly negative. The broad U.S. equity market as measured by the Russell 3000 Index returned –0.49%. The Russell 1000 Index of large-capitalization stocks was down 0.61%, while the Russell 2000 Index of small-cap stocks was up 1.25%. Growth-oriented equities, as measured by the Russell 3000 Growth Index, returned 3.21%, while value-oriented equities, as measured by the Russell 3000 Value Index, returned –4.22%.

Globally, the U.S. equity market outperformed as countries outside the United States, as measured by the MSCI EAFE Index, were down 8.66%. Emerging markets, which returned –19.28% as measured by the MSCI Emerging Markets Index, were a large contributor to this underperformance as they continued to lag. Performance within the benchmark was mixed as five of the ten sectors posted negative returns. Results were best in consumer discretionary, consumer staples, and health care. Energy, materials, and industrial stocks were all negative for the fiscal year.

After six straight years of positive performance, the U.S. stock market declined slightly for the period. The Federal Reserve held off on raising interest rates until it sees further progress toward its employment and inflation targets. Real GDP in the second quarter increased at an annual rate of 3.9%, compared with a 0.6% increase in the first quarter. The second-quarter increase reflected contributions from exports, acceleration in personal consumption expenditures, and an increase in state and local government spending. The unemployment rate has continued to decline over the past year. U.S. nonfarm payroll employment rose by 142,000 in September, and the unemployment rate fell to 5.1% from 5.9% a year ago.

The economic slowdown overseas, especially in emerging markets, continued to contribute to the recent volatility. Emerging-market currencies have lost value against the U.S. dollar. The possibility that the Fed might raise interest rates by the end of 2015 is pushing the dollar up and driving capital outflows from these countries. Many emerging economies also have been affected by weak commodity prices that have contributed to lower export growth. China’s continuing slowdown still represents significant downside risk to overall emerging-market performance.

It’s important to understand how portfolio performance is affected by the macroeconomic factors listed above, but it is

9

also important to focus on our approach, which emphasizes specific stock fundamentals. We compare stocks in the same industry groups to identify those with characteristics that will help them outperform in the long term. Our strict quantitative process concentrates on a combination of valuation and other factors focused on fundamental growth. We use the results of our model to construct our portfolio, with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns, such as market capitalization and other risks relative to our benchmark.

The model’s effectiveness across sectors was promising; we were able to produce positive stock selection results in seven of the ten sectors over the period. Our strongest results were in consumer discretionary, energy, and information technology. We underperformed in financials, telecommunication services, and utilities.

At the individual stock level, the largest contributions came from overweight positions in Cablevision Systems, O’Reilly Automotive, and Expedia. In addition, when comparing the portfolio’s performance with its benchmark’s, we benefited from underweighting or avoiding poorly performing stocks such as 21st Century Fox and Viacom.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Navient, Legg Mason, and Discover Financial Services directly lowered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as Citigroup and Public Storage, hurt our overall outperformance relative to the benchmark.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Managers:

Anne Dinning, Ph.D., Managing Director
and Chief Investment Officer

Philip Kearns, Ph.D., Managing Director

During the reporting period, global equity markets appeared to be particularly sensitive to developments in China’s stock and currency markets. In August, the Chinese central bank devalued the yuan, resulting in a 3.5% depreciation of China’s currency against the U.S. dollar. In the next two weeks, the Shanghai Stock Exchange Composite Index dropped more than 20%; equity markets around the world also fell significantly. Although the roughly 40% fall in mainland Chinese equities from their June peak through August garnered much attention, Chinese stocks returned more than 30% during the reporting period, highlighting that market’s considerable volatility.

10

Earlier in the fiscal year, the price of crude oil tumbled, losing half its value between October and January. Although there was a brief recovery in prices during the second quarter of 2015, oil finished the reporting period down about 50%. The decline in oil prices contributed to low U.S. consumer inflation, which may help explain why the Federal Reserve has maintained its near-zero interest rate policy.

Although we actively monitor such market activity, we generally do not make portfolio decisions based on a subjective analysis of the investment environment, except for attempting to identify and mitigate new risk factors. There were no such occurrences during the period.

Our quantitative equity investment process deploys models that seek to forecast individual stock returns as it works to mitigate active exposures to industries, sectors, and common risk factors. However, in constructing our equity portfolios from the bottom up, our process may result in small to moderate exposures to certain industries, sectors, and risk factors. Therefore, we generally attribute our portfolio performance to three major sources: bottom-up stock selection; exposure to risk factors such as value, growth, and market capitalization; and exposure to industry groups.

Based on our analysis, our portfolio’s outperformance during the reporting period was driven mostly by certain risk factors, with stock selection a close second. Among fundamental risk factors, the three largest contributors to relative performance were underweight exposures to high-dividend-yield stocks, stocks with low price/book ratios, and large-capitalization stocks.

Several technical risk factors also had an impact: Overweight exposure to stocks with low trading volume contributed to relative performance, while overweight exposure to high-volatility stocks detracted.

The three largest single-stock contributions came from overweight positions in Constellation Brands and Amazon.com (which shifted from under-to overweight) and an underweight position in ConocoPhillips. The three largest single-stock detractors were overweight positions in Micron Technology, Netflix, and Anadarko Petroleum.

We believe that China’s continuing economic weakness, falling oil prices, and uncertainty about the timing of a Fed rate hike are significant risks in the current market and could contribute to ongoing equity market volatility.

11

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

The S&P 500 Index was down 0.61% for the fiscal year, with losses especially significant in the commodity-linked energy and materials sectors. Despite two consecutive quarters of declining earnings, U.S. economic activity remains strong relative to the global economy. With 70% of their revenues derived from U.S. sales, large-capitalization companies in the United States represent a haven for global equity investors. Even after the August volatility spike, when the VIX index climbed to its highest level since the peak of the European financial crisis in 2011, the forward-looking price/earnings ratio for the S&P 500 Index was around 15, above its ten-year historical average of 14.1.

An analysis of equity factors over the past year shows that higher-quality stocks with strong analyst estimates and some exposure to leverage outperformed, while globally integrated stocks with large foreign revenues underperformed given the relative strength of the U.S. economy and the U.S. dollar. Amid global economic concerns, investors continue to favor higher-quality securities with sustainable growth over securities with risky balance sheets. Growth assets were stronger than value assets as investors penalized distressed companies with high price/book valuations.

Growth-oriented sectors generally outperformed, led by retail, health care, and consumer discretionary. Energy and materials were the weakest as prices continued to fall on expanded supply and reduced demand from China and other economies. The S&P GSCI Index, which tracks commodity prices, ended down 42% for the fiscal year.

Over the 12-month period, our portfolio shifted out of energy and technology and into retail and financials. The portfolio decreased its exposure to value factors in favor of companies with above-average earnings growth expectations. It is positioned away from companies with large foreign revenues, given the appreciation of the dollar and declining growth expectations for foreign economies. In addition, the portfolio increased its quality positioning and is tilted toward stocks with low volatility and high earnings quality.

12

Growth and Income Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.37%	0.26%
30-Day SEC Yield	1.86%	1.97%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	780	505	4,000
Median Market Cap	$50.2B	$75.8B	$46.5B
Price/Earnings Ratio	19.2x	18.9x	20.2x
Price/Book Ratio	2.7x	2.6x	2.5x
Return on Equity	18.0%	18.2%	17.2%
Earnings Growth
Rate	10.4%	9.8%	10.1%
Dividend Yield	2.2%	2.3%	2.1%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	116%	—	—
Short-Term Reserves	0.4%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	0.98	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.3%
Exxon Mobil Corp.	Integrated Oil & Gas	1.6
Johnson & Johnson	Pharmaceuticals	1.6
JPMorgan Chase & Co.	Diversified Banks	1.5
Google Inc.	Internet Software &
	Services	1.4
Wells Fargo & Co.	Diversified Banks	1.3
Microsoft Corp.	Systems Software	1.3
Gilead Sciences Inc.	Biotechnology	1.1
AT&T Inc.	Integrated
	Telecommunication
	Services	1.1
Pfizer Inc.	Pharmaceuticals	1.1
Top Ten		15.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares.

13

Growth and Income Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	13.9%	13.1%	13.7%
Consumer Staples	10.9	9.9	8.7
Energy	5.9	6.9	6.3
Financials	15.8	16.5	18.3
Health Care	15.7	14.7	14.4
Industrials	11.2	10.1	10.6
Information
Technology	17.8	20.4	19.6
Materials	3.8	2.8	3.1
Telecommunication
Services	2.3	2.4	2.1
Utilities	2.7	3.2	3.2

14

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth and Income Fund*Investor
	Shares	0.22%	13.91%	6.16%	$18,188
••••••••	S&P 500 Index	-0.61	13.34	6.80	19,305

– – – –	Dow Large-Cap Jones Core U.S. Funds Total Stock Average Market	-2.30	11.57	5.52	17,120
	Float Adjusted Index	-0.55	13.26	7.06	19,778
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	0.31%	14.03%	6.30%	$92,089
S&P 500 Index	-0.61	13.34	6.80	96,526
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	7.06	98,892

See Financial Highlights for dividend and capital gains information.

15

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

16

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (13.5%)
	Home Depot Inc.	531,208	61,349
	Walt Disney Co.	595,075	60,817
*	Amazon.com Inc.	115,192	58,966
	Comcast Corp. Class A	975,100	55,464
	Lowe’s Cos. Inc.	703,243	48,467
	NIKE Inc. Class B	382,700	47,061
	Target Corp.	387,630	30,491
	Darden Restaurants Inc.	334,223	22,908
*	O’Reilly Automotive Inc.	88,560	22,140
	Time Warner Inc.	271,915	18,694
	Time Warner Cable Inc.	103,866	18,630
	Expedia Inc.	157,697	18,558
	Wyndham
	Worldwide Corp.	256,150	18,417
	L Brands Inc.	198,180	17,862
	Leggett & Platt Inc.	430,240	17,747
	Interpublic Group
	of Cos. Inc.	783,645	14,991
	Delphi Automotive plc	188,750	14,353
	Goodyear Tire
	& Rubber Co.	472,520	13,859
*	Priceline Group Inc.	10,900	13,482
	Carnival Corp.	258,500	12,847
	McDonald’s Corp.	126,620	12,476
*	Netflix Inc.	111,650	11,529
	Marriott International Inc.
	Class A	161,100	10,987
	General Motors Co.	352,750	10,590
	Hasbro Inc.	140,027	10,102
	TJX Cos. Inc.	129,120	9,222
*	AutoZone Inc.	12,018	8,699
	Best Buy Co. Inc.	232,970	8,648
	Johnson Controls Inc.	183,998	7,610
	Genuine Parts Co.	90,345	7,489
	Ross Stores Inc.	146,025	7,078
	VF Corp.	96,640	6,592
	Kohl’s Corp.	123,270	5,709

	Omnicom Group Inc.	82,513	5,438
	Newell Rubbermaid Inc.	114,880	4,562
	Signet Jewelers Ltd.	32,600	4,438
*	Bed Bath & Beyond Inc.	73,490	4,190
*	Liberty Global plc	100,850	4,137
	Gap Inc.	142,366	4,057
*	AutoNation Inc.	68,060	3,960
	Tractor Supply Co.	43,780	3,691
*	Ulta Salon Cosmetics
	& Fragrance Inc.	19,600	3,202
*	CarMax Inc.	53,420	3,169
	Staples Inc.	252,402	2,961
	Ford Motor Co.	214,310	2,908
	PVH Corp.	28,400	2,895
*	NVR Inc.	1,850	2,822
	Nordstrom Inc.	38,890	2,789
	Starbucks Corp.	48,980	2,784
	Whirlpool Corp.	17,755	2,615
	TEGNA Inc.	108,430	2,428
	Macy’s Inc.	46,301	2,376
	CBS Corp. Class B	55,640	2,220
	Advance Auto Parts Inc.	10,700	2,028
	Coach Inc.	68,400	1,979
^	GameStop Corp. Class A	46,400	1,912
*	Mohawk Industries Inc.	10,430	1,896
*	Sally Beauty Holdings Inc.	74,200	1,762
	Graham Holdings Co.
	Class B	2,842	1,640
*	Liberty Ventures Class A	27,700	1,118
*	Cable One Inc.	2,655	1,114
	Hilton Worldwide
	Holdings Inc.	47,600	1,092
	Royal Caribbean Cruises Ltd.	9,714	865
	Gannett Co. Inc.	54,215	799
*	Fossil Group Inc.	12,600	704
	Dollar General Corp.	7,830	567
*	Michaels Cos. Inc.	21,700	501
	Hanesbrands Inc.	14,900	431
	Time Inc.	18,721	357
*	Liberty Media Corp.	9,700	334

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Gentex Corp.	21,500	333
*	DISH Network Corp. Class A	5,400	315
	DR Horton Inc.	9,900	291
^	Restaurant Brands
	International Inc.	5,600	201
	PulteGroup Inc.	8,650	163
*	Houghton Mifflin
	Harcourt Co.	7,613	155
*	Liberty Broadband Corp.	3,000	153
^,*	Sears Holdings Corp.	5,900	133
*	Vista Outdoor Inc.	2,700	120
*	Liberty Interactive Corp.
	QVC Group Class A	4,200	110
*	Liberty Global PLC LiLAC	3,200	110
	SeaWorld Entertainment Inc.	6,100	109
	BorgWarner Inc.	2,434	101
	Libbey Inc.	3,100	101
	Churchill Downs Inc.	682	91
	Bloomin’ Brands Inc.	4,700	85
	International Game
	Technology plc	5,500	84
*	Murphy USA Inc.	1,500	82
*	Liberty TripAdvisor
	Holdings Inc. Class A	3,700	82
*	Mattress Firm Holding Corp.	1,800	75
	Aramark	2,400	71
*	Denny’s Corp.	4,506	50
	Rent-A-Center Inc.	2,000	48
*	New York & Co. Inc.	19,273	48
	DineEquity Inc.	500	46
	HSN Inc.	800	46
*	Lee Enterprises Inc.	20,312	42
	Marriott Vacations
	Worldwide Corp.	619	42
*	Townsquare Media Inc.
	Class A	4,102	40
*	MakeMyTrip Ltd.	2,800	38
	Journal Media Group Inc.	4,200	31
	CST Brands Inc.	700	24
*	ServiceMaster Global
	Holdings Inc.	600	20
*	Regis Corp.	1,493	20
	La-Z-Boy Inc.	700	19
*	Vince Holding Corp.	5,400	18
*	Isle of Capri Casinos Inc.	1,000	17
*	Liberty Broadband Corp.
	Class A	300	15
	Haverty Furniture Cos. Inc.	600	14
	DeVry Education Group Inc.	500	14
*	Biglari Holdings Inc.	34	12
	Nutrisystem Inc.	435	11
	Aaron’s Inc.	300	11
*	Tumi Holdings Inc.	600	11
*	TopBuild Corp.	300	9
*	Nautilus Inc.	600	9

	Big 5 Sporting Goods Corp.	799	8
*	J Alexander’s Holdings Inc.	725	7
*	Nord Anglia Education Inc.	339	7
*	Dollar Tree Inc.	100	7
*	Sirius XM Holdings Inc.	1,600	6
*	Clear Channel Outdoor
	Holdings Inc. Class A	509	4
	Universal Technical
	Institute Inc.	500	2
			794,236
Consumer Staples (10.7%)
	Procter & Gamble Co.	873,950	62,872
	Coca-Cola Co.	1,334,242	53,530
	Altria Group Inc.	911,048	49,561
	PepsiCo Inc.	507,296	47,838
	CVS Health Corp.	457,050	44,096
	Costco Wholesale Corp.	257,396	37,212
	Kroger Co.	991,503	35,763
	Wal-Mart Stores Inc.	495,849	32,151
	Constellation Brands Inc.
	Class A	235,367	29,470
	Dr Pepper Snapple
	Group Inc.	347,920	27,503
	Reynolds American Inc.	529,360	23,435
	Clorox Co.	197,837	22,856
	Mondelez International Inc.
	Class A	431,120	18,051
	Archer-Daniels-Midland Co.	430,730	17,854
	Campbell Soup Co.	324,800	16,461
	ConAgra Foods Inc.	377,130	15,278
	Colgate-Palmolive Co.	190,890	12,114
	Walgreens Boots
	Alliance Inc.	134,300	11,160
	Philip Morris
	International Inc.	125,714	9,973
	General Mills Inc.	168,320	9,448
	Kellogg Co.	127,910	8,512
	Hormel Foods Corp.	115,365	7,304
	Kraft Heinz Co.	100,900	7,122
	Tyson Foods Inc. Class A	143,876	6,201
	Kimberly-Clark Corp.	56,701	6,183
	Hershey Co.	53,255	4,893
	Estee Lauder Cos. Inc.
	Class A	32,800	2,646
	Coca-Cola Enterprises Inc.	44,300	2,142
	JM Smucker Co.	18,049	2,059
	Sysco Corp.	51,938	2,024
	Bunge Ltd.	17,100	1,253
^	Pilgrim’s Pride Corp.	40,800	848
	Whole Foods Market Inc.	6,838	216
	McCormick & Co. Inc.	1,390	114
	Brown-Forman Corp.
	Class B	800	77
*	Adecoagro SA	6,100	49

18

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Spectrum Brands
	Holdings Inc.	500	46
*	Rite Aid Corp.	4,500	27
	Cott Corp.	1,300	14
			628,356
Energy (5.6%)
	Exxon Mobil Corp.	1,294,784	96,267
	Schlumberger Ltd.	609,750	42,054
	Tesoro Corp.	304,290	29,589
	Valero Energy Corp.	410,180	24,652
	Marathon Petroleum Corp.	471,630	21,851
	Phillips 66	192,040	14,756
	Chevron Corp.	154,526	12,189
*	FMC Technologies Inc.	324,500	10,060
^	Transocean Ltd.	732,700	9,466
	EOG Resources Inc.	129,000	9,391
	Ensco plc Class A	661,600	9,315
	Anadarko Petroleum Corp.	145,500	8,787
	Noble Corp. plc	774,400	8,449
	Occidental Petroleum Corp.	114,400	7,568
	Williams Cos. Inc.	203,600	7,503
	Kinder Morgan Inc.	243,300	6,735
	Devon Energy Corp.	102,600	3,805
*	Cameron International Corp.	41,500	2,545
	Columbia Pipeline
	Group Inc.	81,200	1,485
	Murphy Oil Corp.	58,900	1,425
	Cimarex Energy Co.	8,200	840
^	Cameco Corp.	45,600	555
	EnLink Midstream LLC	22,467	411
*	Cheniere Energy Inc.	8,300	401
	Cabot Oil & Gas Corp.	16,100	352
	Plains GP Holdings LP
	Class A	19,600	343
	Euronav NV	12,700	177
*	Harvest Natural
	Resources Inc.	82,231	114
	US Silica Holdings Inc.	7,600	107
*	Southwestern Energy Co.	6,800	86
	Frank’s International NV	4,900	75
	Teekay Corp.	2,400	71
*	Memorial Resource
	Development Corp.	3,400	60
*	Kosmos Energy Ltd.	7,900	44
	SemGroup Corp. Class A	1,000	43
*	TransAtlantic Petroleum Ltd.	8,887	23
*	Fairmount Santrol
	Holdings Inc.	8,200	22
	Aegean Marine Petroleum
	Network Inc.	3,260	22
	California Resources Corp.	6,619	17
*	Pacific Drilling SA	12,700	16
	World Fuel Services Corp.	400	14
	Noble Energy Inc.	459	14
*	Westmoreland Coal Co.	400	6

*	Unit Corp.	500	6
*	Willbros Group Inc.	2,547	3
*	Triangle Petroleum Corp.	1,749	2
*	PetroQuest Energy Inc.	2,100	2
*	Swift Energy Co.	4,543	2
			331,720
Financials (15.4%)
	JPMorgan Chase & Co.	1,429,808	87,175
	Wells Fargo & Co.	1,507,116	77,390
	Citigroup Inc.	1,168,124	57,951
	Bank of America Corp.	2,577,380	40,156
*	Berkshire Hathaway Inc.
	Class B	298,252	38,892
	Hartford Financial
	Services Group Inc.	758,205	34,711
	Bank of New York
	Mellon Corp.	787,135	30,816
	Travelers Cos. Inc.	268,822	26,756
	Morgan Stanley	755,450	23,797
	Assurant Inc.	265,486	20,976
	Cincinnati Financial Corp.	329,890	17,748
	Simon Property Group Inc.	94,587	17,378
	Progressive Corp.	566,634	17,362
	Weyerhaeuser Co.	602,335	16,468
	Prudential Financial Inc.	215,961	16,458
	Northern Trust Corp.	239,780	16,343
	Huntington
	Bancshares Inc.	1,509,277	15,998
	Legg Mason Inc.	380,876	15,848
	McGraw Hill Financial Inc.	179,046	15,487
	Moody’s Corp.	155,580	15,278
	Aon plc	168,260	14,910
	American Express Co.	189,030	14,013
	Crown Castle
	International Corp.	171,650	13,538
	Nasdaq Inc.	242,560	12,936
	PNC Financial Services
	Group Inc.	138,100	12,319
	People’s United
	Financial Inc.	769,502	12,104
	Prologis Inc.	289,300	11,254
*	E*TRADE Financial Corp.	418,700	11,024
	SunTrust Banks Inc.	287,260	10,985
	ACE Ltd.	105,330	10,891
	Plum Creek Timber Co. Inc. 267,862		10,583
	Ameriprise Financial Inc.	95,364	10,407
	Allstate Corp.	177,268	10,324
	Navient Corp.	897,100	10,083
	Goldman Sachs Group Inc.	50,734	8,816
	Capital One Financial Corp.	120,400	8,731
	AvalonBay
	Communities Inc.	49,185	8,599
	Equinix Inc.	30,700	8,393
	CME Group Inc.	88,700	8,226
	BlackRock Inc.	26,280	7,818

19

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Marsh & McLennan
	Cos. Inc.	131,681	6,876
	Welltower Inc.	101,200	6,853
	General Growth
	Properties Inc.	244,020	6,337
	Intercontinental
	Exchange Inc.	26,400	6,204
	Lincoln National Corp.	102,010	4,841
	US Bancorp	91,594	3,756
	First Horizon National Corp.	252,670	3,583
	Public Storage	15,797	3,343
	Equity LifeStyle
	Properties Inc.	54,400	3,186
*	CBRE Group Inc. Class A	96,971	3,103
	Voya Financial Inc.	79,200	3,071
	Principal Financial
	Group Inc.	64,730	3,064
*	Realogy Holdings Corp.	55,800	2,100
	Torchmark Corp.	35,720	2,015
	Franklin Resources Inc.	51,700	1,926
	Apartment Investment
	& Management Co.	45,320	1,678
	Equity Residential	21,290	1,599
	American International
	Group Inc.	24,650	1,401
	Charles Schwab Corp.	45,467	1,299
	Essex Property Trust Inc.	5,800	1,296
*	Affiliated Managers
	Group Inc.	7,500	1,282
	Vornado Realty Trust	12,063	1,091
	XL Group plc Class A	28,540	1,037
	Fifth Third Bancorp	54,710	1,035
	Kimco Realty Corp.	40,000	977
*	Signature Bank	7,000	963
	UBS Group AG	49,170	911
	BankUnited Inc.	22,400	801
	Comerica Inc.	17,592	723
*	Genworth Financial Inc.
	Class A	153,100	707
	Synovus Financial Corp.	21,800	645
	Realty Income Corp.	11,490	545
	Invesco Ltd.	14,426	451
*	MGIC Investment Corp.	47,800	443
	Ventas Inc.	7,130	400
	KeyCorp	30,430	396
	First Republic Bank	5,900	370
	East West Bancorp Inc.	9,579	368
	United Bankshares Inc.	8,800	334
*	Forest City Enterprises Inc.
	Class A	15,300	308
	Discover Financial Services	5,488	285
	Credicorp Ltd.	2,400	255
	FNF Group	7,100	252
	Investors Bancorp Inc.	19,600	242
*	Beneficial Bancorp Inc.	16,200	215

	Blackstone Mortgage
	Trust Inc. Class A	7,200	198
	TD Ameritrade Holding Corp.	6,000	191
	National Health Investors Inc.	3,300	190
	Host Hotels & Resorts Inc.	11,888	188
	Brown & Brown Inc.	5,600	173
*	Santander Consumer
	USA Holdings Inc.	6,271	128
	M&T Bank Corp.	1,000	122
	Raymond James
	Financial Inc.	2,400	119
	Ryman Hospitality
	Properties Inc.	2,400	118
	State Street Corp.	1,580	106
	Retail Properties
	of America Inc.	6,620	93
	Brookline Bancorp Inc.	9,100	92
*	Flagstar Bancorp Inc.	4,300	88
	Columbia Banking
	System Inc.	2,800	87
*	Essent Group Ltd.	3,400	85
*	Springleaf Holdings Inc.
	Class A	1,900	83
	Old National Bancorp	5,900	82
	Assured Guaranty Ltd.	3,000	75
	Erie Indemnity Co. Class A	900	75
	Ladder Capital Corp.	4,900	70
	BancorpSouth Inc.	2,900	69
	Validus Holdings Ltd.	1,374	62
	Old Republic
	International Corp.	3,799	59
	Wilshire Bancorp Inc.	5,500	58
	MVC Capital Inc.	6,700	55
*	FNFV Group	4,200	49
*	Western Alliance Bancorp	1,600	49
	Leucadia National Corp.	2,400	49
*	NewStar Financial Inc.	5,604	46
	Meridian Bancorp Inc.	3,100	42
*	Credit Acceptance Corp.	200	39
	Reinsurance Group of
	America Inc. Class A	428	39
	Cathay General Bancorp	1,200	36
	AG Mortgage Investment
	Trust Inc.	2,159	33
*	Third Point Reinsurance Ltd.	2,400	32
	Apple Hospitality REIT Inc.	1,700	32
	Sterling Bancorp	1,900	28
	Armada Hoffler Properties Inc.	2,800	27
	Southwest Bancorp Inc.	1,600	26
	Aflac Inc.	447	26
	Columbia Property Trust Inc.	1,100	26
*	Stifel Financial Corp.	600	25
	Fulton Financial Corp.	2,000	24
*	PHH Corp.	1,700	24
	First Commonwealth
	Financial Corp.	2,546	23

20

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Banner Corp.	466	22
*	Arch Capital Group Ltd.	300	22
	GAIN Capital Holdings Inc.	3,000	22
	Argo Group International
	Holdings Ltd.	379	21
	FelCor Lodging Trust Inc.	2,900	21
	HFF Inc. Class A	600	20
*	Green Dot Corp. Class A	1,100	19
	Allied World Assurance Co.
	Holdings AG	500	19
	Brixmor Property Group Inc.	800	19
	State Bank Financial Corp.	888	18
	Arbor Realty Trust Inc.	2,800	18
*	Cascade Bancorp	2,222	12
	Citizens & Northern Corp.	490	10
*	KCG Holdings Inc. Class A	800	9
	Arthur J Gallagher & Co.	200	8
	Alexander & Baldwin Inc.	200	7
	West Bancorporation Inc.	352	7
	United Community Banks Inc.	310	6
	Sierra Bancorp	386	6
	Lamar Advertising Co. Class A	100	5
	TPG Specialty Lending Inc.	300	5
	Flushing Financial Corp.	245	5
	Parkway Properties Inc.	315	5
*	eHealth Inc.	381	5
	Primerica Inc.	100	5
	Starwood Property Trust Inc.	200	4
*	SLM Corp.	500	4
	Physicians Realty Trust	231	4
	Washington Federal Inc.	150	3
	Suffolk Bancorp	100	3
	FNB Corp.	200	3
	Ares Commercial
	Real Estate Corp.	172	2
	Chimera Investment Corp.	100	1
			905,190
Health Care (15.3%)
	Johnson & Johnson	1,013,136	94,576
	Gilead Sciences Inc.	676,577	66,433
	Pfizer Inc.	2,112,160	66,343
	Merck & Co. Inc.	1,175,476	58,057
	Eli Lilly & Co.	550,255	46,051
	Anthem Inc.	299,110	41,875
	Bristol-Myers Squibb Co.	704,596	41,712
*	Express Scripts
	Holding Co.	496,289	40,180
	UnitedHealth Group Inc.	323,328	37,509
	Cardinal Health Inc.	467,580	35,919
	Amgen Inc.	246,280	34,065
*	HCA Holdings Inc.	374,220	28,950
	AbbVie Inc.	516,063	28,079
	AmerisourceBergen Corp.
	Class A	235,782	22,397
*	Boston Scientific Corp.	1,333,139	21,877

	Abbott Laboratories	436,113	17,540
	Aetna Inc.	154,830	16,940
*	Biogen Inc.	57,850	16,881
	McKesson Corp.	86,100	15,931
	Zoetis Inc.	365,010	15,031
	Cigna Corp.	109,850	14,832
	Baxalta Inc.	381,328	12,016
*	Laboratory Corp. of
	America Holdings	105,920	11,489
	Thermo Fisher
	Scientific Inc.	83,910	10,261
*	Regeneron
	Pharmaceuticals Inc.	20,392	9,485
	Stryker Corp.	94,250	8,869
*	DaVita HealthCare
	Partners Inc.	115,290	8,339
	Patterson Cos. Inc.	150,672	6,517
	CR Bard Inc.	30,391	5,662
	Zimmer Biomet
	Holdings Inc.	59,952	5,631
	Agilent Technologies Inc.	161,100	5,531
*	Mylan NV	102,800	4,139
*	Allergan plc	14,582	3,964
	Quest Diagnostics Inc.	63,810	3,922
	Becton Dickinson and Co.	27,882	3,699
	Humana Inc.	18,410	3,295
*	Celgene Corp.	28,600	3,094
*	Mallinckrodt plc	44,100	2,820
*	Valeant Pharmaceuticals
	International Inc.	14,625	2,609
*	Medivation Inc.	61,200	2,601
	Perrigo Co. plc	14,900	2,343
	PerkinElmer Inc.	49,910	2,294
*	Intuitive Surgical Inc.	4,564	2,098
	Medtronic plc	26,300	1,761
*	Vertex Pharmaceuticals Inc.	13,004	1,354
	Universal Health
	Services Inc. Class B	10,380	1,296
*	Neurocrine Biosciences Inc.	28,300	1,126
*	Endo International plc	16,190	1,122
*	VCA Inc.	19,652	1,035
*	United Therapeutics Corp.	7,700	1,011
*	Varian Medical Systems Inc.	12,000	885
*	Cerner Corp.	10,330	619
*	Dyax Corp.	23,100	441
*	Health Net Inc.	6,400	385
*	Illumina Inc.	1,700	299
*	Hologic Inc.	7,200	282
*	TESARO Inc.	5,429	218
*	FibroGen Inc.	6,300	138
*	BioMarin Pharmaceutical Inc.	1,300	137
*	Alere Inc.	2,800	135
*	Sangamo BioSciences Inc.	21,700	122
*	Pain Therapeutics Inc.	66,692	122
*	Geron Corp.	43,200	119
*	Rigel Pharmaceuticals Inc.	42,894	106

21

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	BioTelemetry Inc.	7,500	92
*	OPKO Health Inc.	10,400	87
*	IMS Health Holdings Inc.	2,600	76
*	Sirona Dental Systems Inc.	800	75
*	Waters Corp.	620	73
*	Quintiles Transnational
	Holdings Inc.	620	43
*	Merit Medical Systems Inc.	1,800	43
*	VWR Corp.	1,600	41
*	Imprivata Inc.	2,200	39
	St. Jude Medical Inc.	600	38
*	Corcept Therapeutics Inc.	8,400	32
*	Omeros Corp.	2,800	31
*	Vitae Pharmaceuticals Inc.	2,400	26
*	Cardiovascular Systems Inc.	1,632	26
*	Cytokinetics Inc.	3,500	23
*	Puma Biotechnology Inc.	300	23
*	Oncothyreon Inc.	8,056	22
*	XenoPort Inc.	5,571	19
	Theravance Inc.	2,400	17
*	ArQule Inc.	8,649	16
*	OvaScience Inc.	1,800	15
*	Genocea Biosciences Inc.	1,723	12
*	Myriad Genetics Inc.	300	11
*	Incyte Corp.	100	11
*	Triple-S Management Corp.
	Class B	600	11
*	Syneron Medical Ltd.	1,400	10
*	Amicus Therapeutics Inc.	700	10
*	SciClone Pharmaceuticals Inc.	1,400	10
*	Catalent Inc.	300	7
*	Pernix Therapeutics
	Holdings Inc.	2,300	7
*	Radius Health Inc.	100	7
*	Alnylam Pharmaceuticals Inc.	76	6
*	Momenta Pharmaceuticals Inc.	269	4
*	GTx Inc.	4,487	3
*	Zeltiq Aesthetics Inc.	100	3
*	Cross Country Healthcare Inc.	200	3
*	RTI Surgical Inc.	400	2
*	Catalyst Biosciences Inc.	450	2
			895,545
Industrials (11.0%)
	General Electric Co.	2,103,330	53,046
	General Dynamics Corp.	373,230	51,487
	Northrop Grumman Corp.	222,440	36,914
	Boeing Co.	280,400	36,718
	Lockheed Martin Corp.	169,034	35,042
	Cintas Corp.	370,884	31,803
	3M Co.	210,493	29,842
	Southwest Airlines Co.	703,330	26,755
	FedEx Corp.	178,150	25,650
	United Parcel Service Inc.
	Class B	242,787	23,961
	Pitney Bowes Inc.	833,571	16,546

	Honeywell International Inc.	169,336	16,034
	Delta Air Lines Inc.	320,390	14,376
	ADT Corp.	433,856	12,972
	Stanley Black
	& Decker Inc.	131,590	12,762
*	Spirit AeroSystems
	Holdings Inc. Class A	257,000	12,423
	Republic Services Inc.
	Class A	289,629	11,933
	PACCAR Inc.	213,100	11,117
	Equifax Inc.	111,160	10,803
	Robert Half International Inc.	197,673	10,113
	Rockwell Automation Inc.	98,600	10,005
	Union Pacific Corp.	111,200	9,831
	United Technologies Corp.	106,970	9,519
	Waste Management Inc.	187,180	9,323
*	United Rentals Inc.	144,400	8,671
*	Stericycle Inc.	54,320	7,567
	Raytheon Co.	68,027	7,433
	Snap-on Inc.	49,000	7,396
	Allison Transmission
	Holdings Inc.	272,700	7,278
	Danaher Corp.	82,400	7,021
	Deere & Co.	94,691	7,007
	Expeditors International
	of Washington Inc.	137,980	6,492
	Ingersoll-Rand plc	125,762	6,385
	Ryder System Inc.	83,700	6,197
	Allegion plc	99,300	5,726
	Tyco International plc	163,800	5,481
*	AerCap Holdings NV	126,500	4,837
*	United Continental
	Holdings Inc.	89,700	4,759
	L-3 Communications
	Holdings Inc.	42,825	4,476
	AMETEK Inc.	72,547	3,796
	Dun & Bradstreet Corp.	33,330	3,500
	KAR Auction Services Inc.	97,000	3,444
*	Nielsen Holdings plc	63,770	2,836
	Illinois Tool Works Inc.	25,350	2,087
	Textron Inc.	44,800	1,686
	Rockwell Collins Inc.	20,000	1,637
	Xylem Inc.	49,300	1,620
	Roper Technologies Inc.	8,400	1,316
	Pentair plc	16,100	822
*	RPX Corp.	44,000	604
	Huntington Ingalls
	Industries Inc.	5,603	600
*	Verisk Analytics Inc. Class A	6,576	486
	BWX Technologies Inc.	18,100	477
	Eaton Corp. plc	6,900	354
	Greenbrier Cos. Inc.	8,700	279
*	Quanta Services Inc.	11,500	278
	Canadian Pacific Railway Ltd.	1,800	258
*	Sensata Technologies
	Holding NV	5,300	235

22

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	HD Supply Holdings Inc.	7,900	226
	Fluor Corp.	4,200	178
	Air Lease Corp. Class A	5,500	170
*	Kirby Corp.	2,500	155
	West Corp.	4,800	108
*	Rexnord Corp.	4,700	80
	Seaspan Corp. Class A	5,100	78
	Matson Inc.	2,000	77
*	Continental Building
	Products Inc.	3,700	76
*	Babcock & Wilcox
	Enterprises Inc.	3,900	66
*	SPX FLOW Inc.	1,900	65
*	Navigant Consulting Inc.	3,972	63
*	NCI Building Systems Inc.	5,400	57
	MFC Industrial Ltd.	19,512	56
*	ARC Document
	Solutions Inc.	8,239	49
	Insperity Inc.	1,100	48
*	IHS Inc. Class A	400	46
*	DigitalGlobe Inc.	2,100	40
	Knoll Inc.	1,400	31
	Cubic Corp.	600	25
*	USG Corp.	900	24
	Universal Forest Products Inc.	374	22
*	WABCO Holdings Inc.	200	21
	John Bean Technologies Corp.	500	19
*	TransUnion	600	15
	SPX Corp.	1,255	15
	Curtiss-Wright Corp.	172	11
	Hillenbrand Inc.	400	10
	H&E Equipment Services Inc.	500	8
	Alaska Air Group Inc.	100	8
	Heartland Express Inc.	300	6
*	CAI International Inc.	573	6
*	Blount International Inc.	1,012	6
	Textainer Group Holdings Ltd.	330	5
*	Great Lakes Dredge
	& Dock Corp.	1,004	5
*	MasTec Inc.	300	5
	Costamare Inc.	300	4
*	MRC Global Inc.	316	4
	Trinity Industries Inc.	66	2
			643,906
Information Technology (17.2%)
	Apple Inc.	1,773,101	195,573
	Microsoft Corp.	1,710,570	75,710
*	Google Inc. Class C	71,269	43,359
*	Facebook Inc. Class A	456,690	41,056
*	Google Inc. Class A	63,471	40,518
	Intel Corp.	1,174,829	35,409
	Cisco Systems Inc.	1,144,417	30,041
	International Business
	Machines Corp.	205,874	29,846
	Visa Inc. Class A	414,420	28,868

	Hewlett-Packard Co.	1,082,454	27,722
	Computer Sciences Corp.	447,840	27,488
	Accenture plc Class A	274,480	26,970
	Total System Services Inc.	479,830	21,799
*	Fiserv Inc.	246,015	21,307
	Western Union Co.	1,157,272	21,248
	Texas Instruments Inc.	410,802	20,343
	Intuit Inc.	225,170	19,984
	MasterCard Inc. Class A	209,640	18,893
*	Electronic Arts Inc.	266,430	18,051
	Avago Technologies Ltd.
	Class A	131,600	16,451
	QUALCOMM Inc.	287,800	15,463
*	F5 Networks Inc.	131,800	15,262
	Juniper Networks Inc.	587,918	15,115
	Xerox Corp.	1,352,400	13,159
	Fidelity National
	Information Services Inc.	195,380	13,106
	Paychex Inc.	274,467	13,073
	Oracle Corp.	356,403	12,873
*	VeriSign Inc.	175,255	12,366
	Skyworks Solutions Inc.	145,400	12,244
	Symantec Corp.	560,336	10,910
*	PayPal Holdings Inc.	345,360	10,720
*	Cognizant Technology
	Solutions Corp. Class A	168,910	10,575
	TE Connectivity Ltd.	140,900	8,439
	Seagate Technology plc	185,460	8,309
	Motorola Solutions Inc.	113,591	7,767
	Corning Inc.	449,028	7,687
*	Adobe Systems Inc.	93,300	7,671
	Harris Corp.	95,305	6,972
	Automatic Data
	Processing Inc.	59,800	4,806
*	Citrix Systems Inc.	60,562	4,196
	CA Inc.	122,810	3,353
*	salesforce.com inc	42,710	2,965
	Broadcom Corp. Class A	55,536	2,856
	Xilinx Inc.	66,873	2,835
*	Micron Technology Inc.	181,439	2,718
*	Autodesk Inc.	56,900	2,512
	Amphenol Corp. Class A	40,000	2,038
*	Red Hat Inc.	24,860	1,787
	NVIDIA Corp.	71,950	1,774
*	Yahoo! Inc.	47,544	1,374
^	King Digital
	Entertainment plc	81,700	1,106
	Western Digital Corp.	13,200	1,049
	Marvell Technology
	Group Ltd.	95,600	865
	Applied Materials Inc.	58,402	858
*	CoreLogic Inc.	22,000	819
*	Trimble Navigation Ltd.	39,700	652
*	SolarWinds Inc.	15,571	611
	Analog Devices Inc.	10,700	604
*	CommScope Holding Co. Inc. 19,000		571

23

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	ON Semiconductor Corp.	58,152	547
	InterDigital Inc.	10,499	531
	Lam Research Corp.	8,100	529
*	EchoStar Corp. Class A	11,038	475
*	Polycom Inc.	39,200	411
	Maxim Integrated
	Products Inc.	11,900	397
	Linear Technology Corp.	8,900	359
	Amdocs Ltd.	5,700	324
	Teradyne Inc.	15,900	286
*	Take-Two Interactive
	Software Inc.	9,700	279
*	Genpact Ltd.	11,500	272
*	Zebra Technologies Corp.	3,400	260
*	BlackBerry Ltd.	40,400	248
	IAC/InterActiveCorp	3,700	241
*	Blackhawk Network
	Holdings Inc.	4,564	193
	Brocade Communications
	Systems Inc.	17,100	177
*	Glu Mobile Inc.	32,300	141
*	ShoreTel Inc.	18,784	140
	Global Payments Inc.	1,200	138
	FLIR Systems Inc.	4,700	132
	Belden Inc.	2,800	131
	KLA-Tencor Corp.	2,400	120
*	Zynga Inc. Class A	50,484	115
*	Flextronics International Ltd.	9,700	102
*	WebMD Health Corp.	1,900	76
	Tessera Technologies Inc.	2,300	75
*	Silicon Laboratories Inc.	1,600	66
*	Cabot Microelectronics Corp.	1,676	65
	Logitech International SA	4,491	59
*	Pandora Media Inc.	2,700	58
*	SunEdison
	Semiconductor Ltd.	5,400	57
*	QLogic Corp.	5,300	54
*	Verint Systems Inc.	1,200	52
*	Cimpress NV	600	46
*	Monster Worldwide Inc.	6,862	44
*	TeleCommunication
	Systems Inc. Class A	12,500	43
*	Blucora Inc.	2,856	39
*	TechTarget Inc.	4,300	37
*	Fabrinet	1,800	33
*	ARRIS Group Inc.	1,200	31
*	Photronics Inc.	3,152	29
*	Keysight Technologies Inc.	900	28
	Microchip Technology Inc.	623	27
*	Synopsys Inc.	500	23
	NVE Corp.	430	21
*	Ixia	1,400	20
*	XO Group Inc.	1,300	18
	NIC Inc.	1,000	18
*	Lionbridge Technologies Inc.	3,500	17
	Sabre Corp.	600	16

*	United Online Inc.	1,500	15
*	Microsemi Corp.	400	13
*	Amkor Technology Inc.	2,873	13
*	PMC-Sierra Inc.	1,900	13
*	Avid Technology Inc.	1,500	12
*	Ciber Inc.	2,844	9
*	NCR Corp.	364	8
*	Millennial Media Inc.	4,662	8
*	Entegris Inc.	600	8
*	CommVault Systems Inc.	200	7
*	MoneyGram International Inc. 825		7
*	Sigma Designs Inc.	600	4
*	RealD Inc.	400	4
*	Care.com Inc.	600	3
*	Kemet Corp.	1,643	3
	Atmel Corp.	357	3
*	Progress Software Corp.	100	3
*	Ultra Clean Holdings Inc.	300	2
			1,010,431
Materials (3.6%)
	Air Products
	& Chemicals Inc.	259,394	33,094
	Sherwin-Williams Co.	132,940	29,616
	Sealed Air Corp.	512,280	24,016
	International Paper Co.	587,274	22,193
	LyondellBasell Industries
	NV Class A	216,700	18,064
	Avery Dennison Corp.	283,620	16,044
	Monsanto Co.	157,000	13,398
^	Dow Chemical Co.	308,093	13,063
	Ball Corp.	160,106	9,959
	Vulcan Materials Co.	97,419	8,690
	Eastman Chemical Co.	116,721	7,554
	PPG Industries Inc.	59,800	5,244
	Bemis Co. Inc.	89,170	3,528
	Ecolab Inc.	28,600	3,138
	Mosaic Co.	62,553	1,946
*	Berry Plastics Group Inc.	21,900	659
	Potash Corp. of
	Saskatchewan Inc.	14,474	297
*	Turquoise Hill
	Resources Ltd.	105,800	270
	Graphic Packaging
	Holding Co.	20,900	267
*	Constellium NV Class A	36,100	219
	Reliance Steel
	& Aluminum Co.	3,919	212
	Nucor Corp.	5,600	210
	International Flavors
	& Fragrances Inc.	2,000	207
	Valspar Corp.	2,649	190
	Southern Copper Corp.	6,000	160
	CF Industries Holdings Inc.	3,300	148
	Globe Specialty Metals Inc.	10,900	132
^	Mesabi Trust	9,982	119

24

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Novagold Resources Inc.	27,900	101
	Sonoco Products Co.	2,650	100
	Materion Corp.	2,700	81
	Orion Engineered
	Carbons SA	4,738	68
*	Headwaters Inc.	2,500	47
	SunCoke Energy Inc.	5,900	46
*	Ferro Corp.	3,500	38
	TimkenSteel Corp.	3,400	34
	Chemours Co.	5,205	34
	Allegheny Technologies Inc.	2,300	33
	Mercer International Inc.	2,000	20
*	Axalta Coating Systems Ltd.	500	13
*	Louisiana-Pacific Corp.	600	9
*	AM Castle & Co.	809	2
			213,263
Other (0.2%)
^	SPDR S&P 500 ETF Trust	51,572	9,883
*	Safeway Inc. CVR (Casa Ley)
	Exp. 01/30/2018	75,810	10
*	Safeway Inc. CVR (PDC)
	Exp. 01/30/2017	75,810	3
*	Biosante
	Pharmaceutical Inc. CVR	4,189	—
			9,896
Telecommunication Services (2.2%)
	AT&T Inc.	2,037,696	66,388
	Verizon
	Communications Inc.	836,799	36,409
	CenturyLink Inc.	778,441	19,555
*	Level 3
	Communications Inc.	115,400	5,042
	Frontier
	Communications Corp.	331,200	1,573
*	T-Mobile US Inc.	2,600	104
*	Globalstar Inc.	11,500	18
*	Zayo Group Holdings Inc.	600	15
*	General Communication Inc.
	Class A	700	12
			129,116
Utilities (2.7%)
	Edison International	253,950	16,017
	FirstEnergy Corp.	460,700	14,424
	Public Service Enterprise
	Group Inc.	327,730	13,817
	Ameren Corp.	321,523	13,591
	Duke Energy Corp.	180,090	12,956
	Exelon Corp.	418,500	12,429
	Southern Co.	254,930	11,395
	NextEra Energy Inc.	110,770	10,806
	Consolidated Edison Inc.	158,500	10,596
	American Electric
	Power Co. Inc.	180,160	10,244
	Sempra Energy	93,910	9,083

	Dominion Resources Inc.	74,984	5,277
	CenterPoint Energy Inc.	187,610	3,384
	Eversource Energy	53,093	2,688
	Xcel Energy Inc.	73,360	2,598
	DTE Energy Co.	26,590	2,137
	Pinnacle West Capital Corp.	26,690	1,712
*	Dynegy Inc.	76,600	1,583
	TECO Energy Inc.	44,970	1,181
	SCANA Corp.	9,400	529
	AES Corp.	35,300	346
^	Atlantic Power Corp.	110,311	205
	Entergy Corp.	2,170	141
	PG&E Corp.	2,590	137
	WGL Holdings Inc.	453	26
	Questar Corp.	400	8
	ITC Holdings Corp.	100	3
			157,313
Total Common Stocks
(Cost $5,183,663)			5,718,972
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.7%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.189%	160,437,772	160,438

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.100%, 10/23/15	4,000	4,000
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.114%, 10/28/15	100	100
[4],5	Federal Home Loan Bank
	Discount Notes,
	0.180%, 11/4/15	3,000	2,999
4	Federal Home Loan Bank
	Discount Notes,
	0.145%, 12/11/15	200	200
[5,6]	Freddie Mac Discount Notes,
	0.125%, 10/30/15	800	800
			8,099
Total Temporary Cash Investments
(Cost $168,537)			168,537
Total Investments (100.3%)
(Cost $5,352,200)			5,887,509

25

Growth and Income Fund

Amount
($000)
Other Assets
Investment in VGI	545
Receivables for Investment Securities Sold 69,569
Receivables for Accrued Income	9,035
Receivables for Capital Shares Issued	19,379
Total Other Assets	98,528
Liabilities
Payables for Investment Securities
Purchased	(68,344)
Collateral for Securities on Loan	(14,297)
Payables to Investment Advisor	(1,477)
Payables for Capital Shares Redeemed	(22,522)
Payables to Vanguard	(11,788)
Other Liabilities	(102)
Total Liabilities	(118,530)
Other Assets and Liabilities (-0.3%)
Net Assets (100%)	5,867,507

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,026,718
Undistributed Net Investment Income	16,881
Accumulated Net Realized Gains	291,027
Unrealized Appreciation (Depreciation)
Investment Securities	535,309
Futures Contracts	(2,428)
Net Assets	5,867,507

Investor Shares—Net Assets
Applicable to 68,030,653 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,690,599
Net Asset Value Per Share—
Investor Shares	$39.55

Admiral Shares—Net Assets
Applicable to 49,198,122 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,176,908
Net Asset Value Per Share—
Admiral Shares	$64.57

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,176,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.5%, respectively, of net assets.
2 Includes $14,297,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $7,099,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1]	126,551
Interest[2]	242
Securities Lending	192
Total Income	126,985
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,334
Performance Adjustment	55
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,428
Management and Administrative—Admiral Shares	3,548
Marketing and Distribution—Investor Shares	442
Marketing and Distribution—Admiral Shares	332
Custodian Fees	243
Auditing Fees	33
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	12
Total Expenses	17,516
Net Investment Income	109,469
Realized Net Gain (Loss)
Investment Securities Sold	343,059
Futures Contracts	5,108
Realized Net Gain (Loss)	348,167
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(436,657)
Futures Contracts	(1,535)
Change in Unrealized Appreciation (Depreciation)	(438,192)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,444
1 Dividends are net of foreign withholding taxes of $13,000.
2 Interest income from an affiliated company of the fund was $233,000.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	109,469	95,797
Realized Net Gain (Loss)	348,167	660,609
Change in Unrealized Appreciation (Depreciation)	(438,192)	260,158
Net Increase (Decrease) in Net Assets Resulting from Operations	19,444	1,016,564
Distributions
Net Investment Income
Investor Shares	(50,108)	(47,416)
Admiral Shares	(57,404)	(43,820)
Realized Capital Gain[1]
Investor Shares	(180,933)	—
Admiral Shares	(179,399)	—
Total Distributions	(467,844)	(91,236)
Capital Share Transactions
Investor Shares	(82,169)	(393,996)
Admiral Shares	501,641	338,592
Net Increase (Decrease) from Capital Share Transactions	419,472	(55,404)
Total Increase (Decrease)	(28,928)	869,924
Net Assets
Beginning of Period	5,896,435	5,026,511
End of Period[2]	5,867,507	5,896,435
1 Includes fiscal 2015 short-term gain distributions totaling $830,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,881,000 and $14,924,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.69	$36.02	$30.73	$23.86	$23.98
Investment Operations
Net Investment Income	.729	.671	.631	.549	.482
Net Realized and Unrealized Gain (Loss)
on Investments	(.541)	6.639	5.288	6.846	(.124)
Total from Investment Operations	.188	7.310	5.919	7.395	.358
Distributions
Dividends from Net Investment Income	(.724)	(.640)	(. 629)	(. 525)	(. 478)
Distributions from Realized Capital Gains	(2.604)	—	—	—	—
Total Distributions	(3.328)	(.640)	(. 629)	(. 525)	(. 478)
Net Asset Value, End of Period	$39.55	$42.69	$36.02	$30.73	$23.86

Total Return[1]	0.22%	20.42%	19.54%	31.27%	1.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,691	$2,979	$2,869	$2,798	$2,548
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.37%	0.36%	0.36%	0.32%
Ratio of Net Investment Income to
Average Net Assets	1.70%	1.67%	1.90%	1.94%	1.78%
Portfolio Turnover Rate	116%	133%	109%	102%	120%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.01%, 0.01%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

29

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$69.71	$58.82	$50.18	$38.97	$39.15
Investment Operations
Net Investment Income	1.272	1.176	1.097	.952	.832
Net Realized and Unrealized Gain (Loss)
on Investments	(. 897)	10.833	8.633	11.168	(.199)
Total from Investment Operations	.375	12.009	9.730	12.120	.633
Distributions
Dividends from Net Investment Income	(1.264)	(1.119)	(1.090)	(.910)	(.813)
Distributions from Realized Capital Gains	(4.251)	—	—	—	—
Total Distributions	(5.515)	(1.119)	(1.090)	(.910)	(.813)
Net Asset Value, End of Period	$64.57	$69.71	$58.82	$50.18	$38.97

Total Return[1]	0.31%	20.55%	19.69%	31.40%	1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,177	$2,917	$2,157	$1,591	$1,131
Ratio of Total Expenses to
Average Net Assets[2]	0.23%	0.26%	0.26%	0.25%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.78%	2.00%	2.05%	1.89%
Portfolio Turnover Rate	116%	133%	109%	102%	120%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.01%, 0.01%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

30

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

31

Growth and Income Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

32

Growth and Income Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Los Angeles Capital Management and Equity Research, Inc., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $737,000 for the year ended September 30, 2015.

For the year ended September 30, 2015, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.10% of the fund’s average net assets, before a net increase of $55,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed capital to Vanguard in the amount of $545,000, representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

33

Growth and Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,718,958	—	14
Temporary Cash Investments	160,438	8,099	—
Futures Contracts—Assets[1]	2,619	—	—
Futures Contracts—Liabilities[1]	(94)	—	—
Total	5,881,921	8,099	14
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	278	132,655	(2,460)
E-mini S&P 500 Index	December 2015	46	4,390	32
				(2,428)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $28,006,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $91,810,000 of ordinary income and $236,695,000 of long-term capital gains available for distribution.

34

Growth and Income Fund

At September 30, 2015, the cost of investment securities for tax purposes was $5,363,714,000. Net unrealized appreciation of investment securities for tax purposes was $523,795,000, consisting of unrealized gains of $800,719,000 on securities that had risen in value since their purchase and $276,924,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2015, the fund purchased $7,027,277,000 of investment securities and sold $6,981,490,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	316,336	7,469	208,737	5,202
Issued in Lieu of Cash Distributions	225,186	5,491	46,158	1,157
Redeemed	(623,691)	(14,720)	(648,891)	(16,224)
Net Increase (Decrease)—Investor Shares	(82,169)	(1,760)	(393,996)	(9,865)
Admiral Shares
Issued	646,610	9,344	536,136	8,191
Issued in Lieu of Cash Distributions	221,904	3,311	40,816	624
Redeemed	(366,873)	(5,305)	(238,360)	(3,640)
Net Increase (Decrease) —Admiral Shares	501,641	7,350	338,592	5,175

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $381,941,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $108,342,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 64.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

36

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.22%	13.91%	6.16%
Returns After Taxes on Distributions	-1.60	13.20	5.49
Returns After Taxes on Distributions and Sale of Fund Shares	1.69	11.20	4.97

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$941.76	$1.61
Admiral Shares	1,000.00	942.26	1.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.67
Admiral Shares	1,000.00	1,023.97	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

39

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM), Los Angeles Capital Management and Equity Research, Inc. (LA Capital), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The firm employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. The firm focuses on return drivers that it considers “idiosyncratic” or those that other quantitative managers tend to overlook and de-emphasizes the use of traditional factors such as value, growth, and momentum, as these factors are more subject to crowding from other quantitative managers. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The firm employs a controlled, dynamic investment model, gradually assigning new prices to key equity risks as market conditions evolve and investor preferences shift. The price of factor risk evolves over time in a way that can be captured in a model akin to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization. The team applies statistical techniques to reduce noise in the factor returns and it looks for velocity and acceleration of the cleansed factor performance over the prior six months.

LA Capital has managed a portion of the fund since 2011.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the fund’s investment performance since each advisor began managing the fund in 2011, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

40

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

41

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

42

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

43

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Chairman, 1996–2009
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112015

Annual Report | September 30, 2015

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund

Vanguard Structured Broad Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Structured Large-Cap Equity Fund.	10
Structured Broad Market Fund.	26
About Your Fund’s Expenses.	44
Glossary.	46

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	1.03%
Institutional Plus Shares	1.05
S&P 500 Index	-0.61
Large-Cap Core Funds Average	-2.30
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Structured Broad Market Fund
Institutional Shares	2.80%
Institutional Plus Shares	2.84
Russell 3000 Index	-0.49
Multi-Cap Core Funds Average	-2.37

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$38.88	$38.29	$1.008	$0.000
Institutional Plus Shares	76.94	75.80	1.987	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$37.28	$33.24	$0.630	$4.466
Institutional Plus Shares	74.52	66.43	1.302	8.924

Chairman’s Letter

Dear Shareholder,

The fiscal year ended September 30, 2015, was a volatile one for financial markets. Initially, stock prices headed higher amid largely positive developments regarding the domestic economy. As the period progressed, however, the ride got bumpier. A number of concerns affected investor sentiment, including the pace of growth at home and abroad and the fall in the price of oil and other commodities. The prospect of a Federal Reserve rate hike, the impact of a strong U.S. dollar on corporate profits, and seemingly lofty stock market valuations also weighed on returns.

For the 12-month period, Vanguard Structured Large-Cap Equity Fund returned 1.03% for Institutional Shares and a little more, 1.05%, for Institutional Plus Shares, which have a lower expense ratio. It surpassed the slightly negative result of its benchmark, the S&P 500 Index, by more than 1 percentage point and the average return of its peers by more than 3 percentage points.

Mid- and small-capitalization stocks performed a little better than large-caps. Institutional Shares of Vanguard Structured Broad Market Fund returned 2.80% and Institutional Plus Shares 2.84%. This fund outpaced its comparative standards by wider margins than its large-cap counterpart. It beat its benchmark, the Russell 3000 Index, by more than 3 percentage points and the average return of its peers by more than 5 percentage points.

Results by sector varied widely. For both funds, however, consumer discretionary and energy were among the biggest relative contributors, helping to offset subpar performances in other sectors including telecommunications and financials.

Please note: At the end of the reporting period, we estimated that the Structured Broad Market Fund would distribute capital gains equal to 7.6% of net assets in mid-December. The distribution will be almost all long-term gains.

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%; the dollar’s strength was a significant factor here as well. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

The funds’ quantitative screening produced benchmarkbeating results

The funds’ advisor, Vanguard Quantitative Equity Group, seeks to construct portfolios whose characteristics—stock market capitalization, sector allocation, and risk profile—closely match those of each fund’s benchmark. The advisor selects a subset of the stocks in the benchmarks using computer-driven quantitative models that consider criteria such as valuations, earnings growth potential, and market sentiment.

This screening process met with success in a majority of the sectors in both funds. Outperformance was especially strong among holdings in the media, home improvement, and automotive retailing segments of the consumer discretionary sector. For the broad market fund, the apparel segment was a bright spot as well.

The energy sector continued to suffer from the sharp drop in the price of oil and returned roughly –30% in each of the benchmarks. The funds were able to produce better returns, however, by holding oil and gas stocks that held up better than the sector as a whole. The broad market fund also benefited from underweighting the oil and gas equipment and services segment.

Another area of strength for the broad market fund was the information technology sector, where its holdings in software stocks produced double-digit returns.

The funds underperformed their benchmarks in a few sectors. In financials, outsized holdings in consumer finance hurt both funds. Regional banks were a weak spot for the broad market fund. And both funds disappointed in telecommunication services.

For more information about the advisor’s approach and the funds’ positioning during the year, please see the Advisor’s Report that follows this letter.

The funds have weathered ups and downs in the market

The Institutional Shares of both funds have been around for close to a decade, so their advisor has navigated them through the 2008–2009 financial crisis as well as some heady times in the markets before and after that. Although the funds haven’t bested their benchmarks every fiscal year, they have outperformed over the longer term through good markets and bad. This is a testament to the good stewardship of the funds’ advisor as well as the merit of our low-cost structure.

The large-cap fund’s Institutional Shares have produced an average annual return of 6.87% since their launch in May 2006, while the benchmark returned 6.56%. The Broad Market Fund’s Institutional Shares have returned a little less than that, 6.49%, since their launch in November 2006, compared with 6.00% for the benchmark.

Both funds outpaced the average return of their peers by even wider margins over the same periods.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

Total Returns
Inception Through September 30, 2015
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Shares (Returns since inception: 5/16/2006)	6.87%
S&P 500 Index	6.56
Large-Cap Core Funds Average	5.30
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Structured Broad Market Fund Institutional Shares (Returns since inception: 11/30/2006)	6.49%
Russell 3000 Index	6.00
Multi-Cap Core Funds Average	4.70
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2015

Advisor’s Report

For the fiscal year ended September 30, 2015, Vanguard Structured Large-Cap Equity Fund returned 1.03% for Institutional Shares and 1.05% for Institutional Plus Shares, outpacing the –0.61% return of its benchmark, the S&P 500 Index. Vanguard Structured Broad Market Fund returned 2.80% for Institutional Shares and 2.84% for Institutional Plus Shares, surpassing the –0.49% return of its benchmark, the Russell 3000 Index.

U.S. equities ended relatively flat after giving up most of their gains in late August. Small-capitalization stocks outperformed large-caps. The U.S. equity market remained ahead of international markets, although developed markets proved more resilient than emerging markets.

Sector performance was mixed; six out of ten generated positive returns. Results were best in consumer discretionary, health care, and consumer staples; energy, materials, and industrials lagged.

After six straight years of gains, the U.S. stock market declined slightly. The Federal Reserve held off on raising interest rates in order to facilitate further progress toward its employment and inflation targets. Second-quarter real GDP increased at an annual rate of 3.9% compared with an increase of 0.6% in the first quarter. This growth reflected positive contributions from exports, an acceleration in personal consumption expenditures, and an increase in state and local government spending. The unemployment rate has continued to improve. The U.S. nonfarm payroll rose by 142,000 in September, and the unemployment rate declined to 5.1% from 5.9% a year ago.

The economic slowdown overseas, especially in emerging markets, added to recent market volatility. Emerging-market currencies have lost value against the U.S. dollar. The possibility that the Fed might raise interest rates by the end of 2015 has pushed the dollar up and spurred capital outflows from these countries. Many emerging economies have also been affected by weak commodity prices that have contributed to lower export growth. China’s ongoing slowdown still represents significant downside risk to overall emerging-market performance.

Although we seek to understand the impact of macro factors on fund performance, our investment process is focused on specific stock fundamentals. We compare stocks within industry groups to identify those with characteristics that we believe will help them outperform over the long run. Our strict quantitative model analyzes valuation and other factors centered on fundamental growth, and we use the results to construct our portfolio. Our goal is to maximize expected return and minimize exposure to risks that our research indicates do not improve returns, such as deviations from market-capitalization and sector weightings relative to the benchmark.

The growth and management decisions components of our model produced superior relative results for both the

Structured Large-Cap Equity Fund and the Structured Broad Market Fund. However, the valuation component did not perform as expected.

The model’s overall effectiveness during the period was mixed. Stock selection was helpful in six out of ten sectors for the Structured Large-Cap Equity Fund, particularly in consumer discretionary, energy, and health care. We underperformed slightly in industrials, financials, telecommunications, and utilities. Stock picks boosted returns in seven out of ten sectors for the Structured Broad Market Fund; the strongest results came from consumer discretionary, information technology, and energy. However, our choices lagged slightly in financials, consumer staples, and telecommunications.

Structured LargeCap Equity Fund

At the individual stock level, the largest contributions came from overweighted positions in Electronic Arts (+90%), O’Reilly Automotive (+66%), and Tesoro (+53%). Relative to its benchmark, the portfolio benefited from underweighting or avoiding poor performers such as Chevron Corporation (–31%) and Qualcomm (–26%).

Unfortunately, we were not able to avoid all detractors. Overweighted positions in United Rentals (–42%) and National Oilwell Varco (–46%) directly lowered returns. And underweighting companies that our model did not pick, such as Amazon (+59%) and Visa (+32%), hurt relative performance.

Structured Broad Market Fund

At the individual stock level, the largest contributions came from overweighted positions in Skechers (+152%), Manhattan Associates (+86%), and Cablevision (+91%). Relative performance benefited from underweighting or avoiding stocks including Halliburton (–44%) and Micron Technology (–56%).

Overweighted positions in Century Aluminum (–21%) and Greenbrier Companies (–38%) reduced portfolio results. Underweighting companies not selected by our model, such as Walgreens Boots Alliance (+43%) and Facebook (+14%), restrained relative performance.

We believe that the Structured Large-Cap Equity and Structured Broad Market Funds offer a strong mix of stocks with attractive valuations and growth characteristics relative to their benchmarks. We recognize that risk can reward or punish us in the near term. However, we continue to believe that constructing a portfolio that focuses on the fundamentals described above will benefit investors over the long term.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Quantitative Equity Group

October 15, 2015

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	2.09%	2.13%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	176	505	4,000
Median Market Cap	$50.2B	$75.8B	$46.5B
Price/Earnings Ratio	18.9x	18.9x	20.2x
Price/Book Ratio	2.7x	2.6x	2.5x
Return on Equity	18.5%	18.2%	17.2%
Earnings Growth
Rate	11.3%	9.8%	10.1%
Dividend Yield	2.3%	2.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	73%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.98	0.97
Beta	0.98	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.2%
Johnson & Johnson	Pharmaceuticals	1.9
JPMorgan Chase & Co.	Diversified Banks	1.8
Google Inc.	Internet Software &
	Services	1.6
Microsoft Corp.	Systems Software	1.5
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.4
Home Depot Inc.	Home Improvement
	Retail	1.4
Citigroup Inc.	Diversified Banks	1.4
Gilead Sciences Inc.	Biotechnology	1.3
Exxon Mobil Corp.	Integrated Oil & Gas	1.3
Top Ten		17.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015. For the fiscal year ended September 30, 2015, the expense ratios were
0.20% for Institutional Shares and 0.16% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	13.7%	13.1%	13.7%
Consumer Staples	9.1	9.9	8.7
Energy	6.4	6.9	6.3
Financials	16.5	16.5	18.3
Health Care	15.4	14.7	14.4
Industrials	10.8	10.1	10.6
Information
Technology	19.5	20.4	19.6
Materials	3.3	2.8	3.1
Telecommunication
Services	2.1	2.4	2.1
Utilities	3.2	3.2	3.2

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 16, 2006, Through September 30, 2015
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2015

				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(5/16/2006)	Investment

	Structured Large-Cap Equity
	Fund*Institutional Shares	1.03%	15.11%	6.87%	$9,319,531

••••••••	S&P 500 Index	-0.61	13.34	6.56	9,071,525

– – – –	Large-Cap Core Funds Average	-2.30	11.57	5.30	8,117,336
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-0.55	13.26	6.74	9,217,911

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/15/2006)	Investment
Structured Large-Cap Equity Fund Institutional
Plus Shares	1.05%	15.18%	6.92%	$374,718,788
S&P 500 Index	-0.61	13.34	6.54	324,173,929
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	6.72	368,159,218

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 16, 2006, Through September 30, 2015

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (13.7%)
	Home Depot Inc.	67,075	7,747
	Walt Disney Co.	65,779	6,723
*	Amazon.com Inc.	11,907	6,095
	NIKE Inc. Class B	45,200	5,558
	Comcast Corp. Class A	91,457	5,202
	Target Corp.	57,100	4,491
*	O’Reilly Automotive Inc.	15,500	3,875
	Lowe’s Cos. Inc.	55,926	3,854
	Carnival Corp.	73,100	3,633
	Delphi Automotive plc	46,600	3,543
	Expedia Inc.	27,300	3,213
	Darden Restaurants Inc.	46,300	3,173
	Goodyear Tire
	& Rubber Co.	106,700	3,130
	Marriott International Inc.
	Class A	45,350	3,093
	Leggett & Platt Inc.	68,300	2,817
	Best Buy Co. Inc.	71,220	2,644
	Interpublic Group
	of Cos. Inc.	130,857	2,503
	Hasbro Inc.	28,800	2,078
	GameStop Corp. Class A	13,200	544
	Comcast Corp. Special
	Class A	9,268	531
	DR Horton Inc.	7,400	217
			74,664
Consumer Staples (9.1%)
	PepsiCo Inc.	75,192	7,091
	Costco Wholesale Corp.	34,500	4,988
	Reynolds American Inc.	96,600	4,276
	Kroger Co.	111,700	4,029
	Clorox Co.	30,700	3,547
	Dr Pepper Snapple
	Group Inc.	43,800	3,462

	Procter & Gamble Co.	46,794	3,366
	Archer-Daniels-Midland Co.	80,300	3,328
	ConAgra Foods Inc.	80,000	3,241
	Campbell Soup Co.	61,800	3,132
	Altria Group Inc.	49,500	2,693
	Coca-Cola Co.	50,380	2,021
	Wal-Mart Stores Inc.	16,746	1,086
	Philip Morris
	International Inc.	12,236	971
	CVS Health Corp.	9,500	917
	Hormel Foods Corp.	10,000	633
	Colgate-Palmolive Co.	9,200	584
	Coca-Cola Enterprises Inc.	2,700	130
			49,495
Energy (6.4%)
	Exxon Mobil Corp.	96,439	7,170
	Valero Energy Corp.	63,000	3,786
	Marathon Petroleum Corp.	77,800	3,604
	Tesoro Corp.	34,500	3,355
^	Transocean Ltd.	207,200	2,677
	Spectra Energy Corp.	101,700	2,672
	Ensco plc Class A	187,700	2,643
*	FMC Technologies Inc.	81,400	2,523
	Noble Corp. plc	217,100	2,369
	Chevron Corp.	22,856	1,803
	Schlumberger Ltd.	25,325	1,747
*	Cameron International Corp.	6,100	374
	Phillips 66	1,800	138
			34,861
Financials (16.4%)
	JPMorgan Chase & Co.	161,479	9,845
	Citigroup Inc.	152,125	7,547
	Wells Fargo & Co.	135,235	6,944
	Bank of America Corp.	444,653	6,928
	Bank of New York
	Mellon Corp.	104,200	4,079

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	PNC Financial Services
	Group Inc.	45,200	4,032
	Travelers Cos. Inc.	38,000	3,782
	Progressive Corp.	116,200	3,560
	Hartford Financial
	Services Group Inc.	75,300	3,447
	Northern Trust Corp.	47,100	3,210
*	E*TRADE Financial Corp.	119,000	3,133
	Cincinnati Financial Corp.	57,300	3,083
*	Berkshire Hathaway Inc.
	Class B	20,105	2,622
	Legg Mason Inc.	60,000	2,497
	Nasdaq Inc.	45,400	2,421
	Moody’s Corp.	23,400	2,298
	AvalonBay
	Communities Inc.	12,600	2,203
*	Berkshire Hathaway Inc.
	Class A	11	2,148
	Equinix Inc.	7,200	1,969
	Prudential Financial Inc.	23,400	1,783
	Weyerhaeuser Co.	61,400	1,679
	Kimco Realty Corp.	68,500	1,673
	Apartment Investment
	& Management Co.	42,400	1,570
	Navient Corp.	131,500	1,478
	CME Group Inc.	9,100	844
	HCP Inc.	21,500	801
	Public Storage	3,600	762
	General Growth
	Properties Inc.	25,700	667
	Prologis Inc.	16,700	650
	KeyCorp	35,000	455
	Welltower Inc.	5,800	393
	Essex Property Trust Inc.	1,700	380
	Simon Property Group Inc.	2,000	367
	Realty Income Corp.	3,600	171
	SunTrust Banks Inc.	2,900	111
			89,532
Health Care (15.4%)
	Johnson & Johnson	112,046	10,460
	Gilead Sciences Inc.	73,100	7,178
	Bristol-Myers Squibb Co.	94,800	5,612
	Eli Lilly & Co.	65,887	5,514
	AbbVie Inc.	95,968	5,222
*	Biogen Inc.	14,600	4,260
*	Express Scripts Holding Co.	52,400	4,242
	UnitedHealth Group Inc.	35,800	4,153
	Aetna Inc.	37,000	4,048
	Anthem Inc.	27,300	3,822
	Amgen Inc.	26,700	3,693
	Cardinal Health Inc.	45,100	3,465
	Pfizer Inc.	106,575	3,348

*	HCA Holdings Inc.	43,000	3,326
	AmerisourceBergen Corp.
	Class A	34,500	3,277
	Zoetis Inc.	75,500	3,109
	Baxalta Inc.	96,700	3,047
	Merck & Co. Inc.	39,844	1,968
	Abbott Laboratories	22,900	921
*	Regeneron
	Pharmaceuticals Inc.	1,800	837
*	Allergan plc	2,777	755
	CR Bard Inc.	3,900	727
	Cigna Corp.	3,100	419
	Medtronic plc	5,400	361
*	Celgene Corp.	2,200	238
			84,002
Industrials (10.8%)
	3M Co.	38,000	5,387
	Boeing Co.	41,100	5,382
	General Electric Co.	203,122	5,123
	United Parcel Service Inc.
	Class B	50,300	4,964
	Lockheed Martin Corp.	23,000	4,768
	General Dynamics Corp.	30,600	4,221
	Northrop Grumman Corp.	24,100	4,000
	Southwest Airlines Co.	98,600	3,751
	PACCAR Inc.	59,400	3,099
	Pitney Bowes Inc.	145,300	2,884
	Cintas Corp.	33,600	2,881
	Ryder System Inc.	31,500	2,332
*	United Continental
	Holdings Inc.	43,700	2,318
	Rockwell Automation Inc.	17,200	1,745
	Delta Air Lines Inc.	32,100	1,440
*	United Rentals Inc.	22,500	1,351
	Honeywell International Inc.	12,000	1,136
	Rockwell Collins Inc.	11,100	909
	Illinois Tool Works Inc.	6,000	494
	Equifax Inc.	4,700	457
	Masco Corp.	9,600	242
			58,884
Information Technology (19.5%)
	Apple Inc.	205,774	22,697
	Microsoft Corp.	189,641	8,394
	International Business
	Machines Corp.	45,240	6,558
	Accenture plc Class A	50,500	4,962
*	Google Inc. Class A	7,605	4,855
	Avago Technologies Ltd.
	Class A	31,900	3,988
*	Google Inc. Class C	6,430	3,912
*	Facebook Inc. Class A	40,350	3,627
*	Electronic Arts Inc.	53,300	3,611

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Fiserv Inc.	40,150	3,477
	Hewlett-Packard Co.	133,750	3,425
	Skyworks Solutions Inc.	39,400	3,318
	Total System Services Inc.	70,400	3,198
	Western Union Co.	171,500	3,149
	Juniper Networks Inc.	120,600	3,101
	Computer Sciences Corp.	50,400	3,094
*	F5 Networks Inc.	26,200	3,034
	Intuit Inc.	31,700	2,813
*	Red Hat Inc.	37,500	2,696
	MasterCard Inc. Class A	28,900	2,605
	Intel Corp.	63,253	1,906
	Seagate Technology plc	38,000	1,702
	NVIDIA Corp.	57,900	1,427
	Cisco Systems Inc.	51,515	1,352
	Visa Inc. Class A	19,100	1,331
	Oracle Corp.	25,588	924
*	Citrix Systems Inc.	9,700	672
	Paychex Inc.	4,700	224
	QUALCOMM Inc.	2,057	111
			106,163
Materials (3.3%)
	LyondellBasell Industries
	NV Class A	46,200	3,851
^	Dow Chemical Co.	77,700	3,295
	Sealed Air Corp.	64,000	3,000
	Avery Dennison Corp.	52,700	2,981
	Sherwin-Williams Co.	12,900	2,874
	International Paper Co.	48,700	1,841
			17,842
Telecommunication Services (2.1%)
	Verizon
	Communications Inc.	178,096	7,749
	AT&T Inc.	104,804	3,414
			11,163
Utilities (3.2%)
	Public Service Enterprise
	Group Inc.	87,700	3,697
	Edison International	58,400	3,683
	Exelon Corp.	118,300	3,514
	FirstEnergy Corp.	102,800	3,219
	Consolidated Edison Inc.	28,200	1,885
	American Electric
	Power Co. Inc.	26,600	1,513
			17,511
Total Common Stocks
(Cost $484,859)			544,117

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.189%	1,450,318	1,450

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4],5 Federal Home Loan
Bank Discount Notes,
0.150%, 11/13/15	200	200
Total Temporary Cash Investments
(Cost $1,650)		1,650
Total Investments (100.2%)
(Cost $486,509)		545,767

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investments in Vanguard		50
Receivables for Accrued Income		505
Receivables for Capital Shares Issued		3
Total Other Assets		558
Liabilities
Collateral for Securities on Loan		(1,046)
Payables to Vanguard		(483)
Total Liabilities		(1,529)
Net Assets (100%)		544,796

Structured Large-Cap Equity Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	461,137
Undistributed Net Investment Income	7,832
Accumulated Net Realized Gains	16,585
Unrealized Appreciation (Depreciation)
Investment Securities	59,258
Futures Contracts	(16)
Net Assets	544,796

Institutional Shares—Net Assets
Applicable to 2,268,106 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	86,839
Net Asset Value Per Share—
Institutional Shares	$38.29

Institutional Plus Shares—Net Assets
Applicable to 6,041,335 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	457,957
Net Asset Value Per Share—
Institutional Plus Shares	$75.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,043,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,046,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends	12,488
Interest[1]	3
Securities Lending	5
Total Income	12,496
Expenses
The Vanguard Group—Note B
Investment Advisory Services	548
Management and Administrative—Institutional Shares	68
Management and Administrative—Institutional Plus Shares	235
Marketing and Distribution—Institutional Shares	9
Marketing and Distribution—Institutional Plus Shares	49
Custodian Fees	14
Auditing Fees	35
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—Institutional Plus Shares	1
Total Expenses	961
Net Investment Income	11,535
Realized Net Gain (Loss)
Investment Securities Sold	101,979
Futures Contracts	(207)
Realized Net Gain (Loss)	101,772
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(100,462)
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	(100,461)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,846
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,535	14,175
Realized Net Gain (Loss)	101,772	101,030
Change in Unrealized Appreciation (Depreciation)	(100,461)	30,284
Net Increase (Decrease) in Net Assets Resulting from Operations	12,846	145,489
Distributions
Net Investment Income
Institutional Shares	(1,797)	(930)
Institutional Plus Shares	(11,950)	(11,472)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(13,747)	(12,402)
Capital Share Transactions
Institutional Shares	31,286	(4,066)
Institutional Plus Shares	(223,798)	(55,209)
Net Increase (Decrease) from Capital Share Transactions	(192,512)	(59,275)
Total Increase (Decrease)	(193,413)	73,812
Net Assets
Beginning of Period	738,209	664,397
End of Period[1]	544,796	738,209
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,832,000 and $10,044,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$38.88	$32.42	$27.83	$21.49	$20.97
Investment Operations
Net Investment Income	.773[1]	.710	.618	.531	. 428[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.355)	6.363	4.542	6.306	.458
Total from Investment Operations	.418	7.073	5.160	6.837	.886
Distributions
Dividends from Net Investment Income	(1.008)	(. 613)	(. 570)	(.497)	(.366)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.008)	(. 613)	(. 570)	(.497)	(.366)
Net Asset Value, End of Period	$38.29	$38.88	$32.42	$27.83	$21.49

Total Return	1.03%	22.08%	18.93%	32.32%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87	$58	$52	$15	$12
Ratio of Total Expenses to
Average Net Assets	0.20%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.86%	2.09%	2.10%	1.95%
Portfolio Turnover Rate	73%	68%	62%	64%	67%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$76.94	$64.10	$55.02	$42.48	$41.98
Investment Operations
Net Investment Income	1.550[1]	1.455	1.207	1.084	.910[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.703)	12.586	9.037	12.466	.906
Total from Investment Operations	.847	14.041	10.244	13.550	1.816
Distributions
Dividends from Net Investment Income	(1.987)	(1.201)	(1.164)	(1.010)	(1.316)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.987)	(1.201)	(1.164)	(1.010)	(1.316)
Net Asset Value, End of Period	$75.80	$76.94	$64.10	$55.02	$42.48

Total Return	1.05%	22.17%	19.02%	32.42%	4.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$458	$680	$612	$497	$379
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.93%	2.16%	2.17%	2.02%
Portfolio Turnover Rate	73%	68%	62%	64%	67%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Structured Large-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreedupon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the exdividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain classspecific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other nonclassspecific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

Structured Large-Cap Equity Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $50,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	544,117	—	—
Temporary Cash Investments	1,450	200	—
Futures Contracts—Assets[1]	12	—	—
Total	545,579	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	1	477	(9)
E-mini S&P 500 Index	December 2015	2	191	(7)
				(16)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

Structured Large-Cap Equity Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized $65,236,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $19,976,000 to offset taxable capital gains realized during the year ended September 30, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2015, the fund had $8,302,000 of ordinary income and $16,563,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $486,509,000. Net unrealized appreciation of investment securities for tax purposes was $59,258,000, consisting of unrealized gains of $83,024,000 on securities that had risen in value since their purchase and $23,766,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $457,402,000 of investment securities and sold $651,209,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $222,234,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	83,381	2,068	5,401	150
Issued in Lieu of Cash Distributions	1,272	33	696	20
Redeemed	(53,367)	(1,328)	(10,163)	(283)
Net Increase (Decrease) —Institutional Shares	31,286	773	(4,066)	(113)
Institutional Plus Shares
Issued	2,279	28	533	8
Issued in Lieu of Cash Distributions	—	—	4,258	63
Redeemed	(226,077)	(2,825)	(60,000)	(784)
Net Increase (Decrease) —Institutional Plus Shares	(223,798)	(2,797)	(55,209)	(713)

At September 30, 2015, one shareholder was the record or beneficial owner of 84% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.93%	1.97%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	224	2,986	4,000
Median Market Cap	$45.3B	$46.9B	$46.5B
Price/Earnings Ratio	17.1x	20.2x	20.2x
Price/Book Ratio	2.9x	2.5x	2.5x
Return on Equity	18.1%	17.3%	17.2%
Earnings Growth
Rate	12.5%	10.1%	10.1%
Dividend Yield	2.1%	2.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	66%	—	—
Short-Term
Reserves	0.1%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	0.97	0.97
Beta	0.99	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.4%
Wells Fargo & Co.	Diversified Banks	1.6
Johnson & Johnson	Pharmaceuticals	1.6
JPMorgan Chase & Co.	Diversified Banks	1.5
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Amazon.com Inc.	Internet Retail	1.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.3
Walt Disney Co.	Movies &
	Entertainment	1.3
Pfizer Inc.	Pharmaceuticals	1.3
Home Depot Inc.	Home Improvement
	Retail	1.2
Top Ten		16.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015. For the fiscal year ended September 30, 2015, the expense ratios were
0.20% for Institutional Shares and 0.16% for Institutional Plus Shares.

Structured Broad Market Fund

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Consumer
Discretionary	14.2%	13.7%	13.7%
Consumer Staples	8.6	8.7	8.7
Energy	6.9	6.4	6.3
Financials	17.7	18.2	18.3
Health Care	14.9	14.3	14.4
Industrials	10.5	10.7	10.6
Information
Technology	18.7	19.5	19.6
Materials	2.7	3.1	3.1
Telecommunication
Services	2.6	2.2	2.1
Utilities	3.2	3.2	3.2

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2015
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2015

				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(11/30/2006)	Investment

	Structured Broad Market
	Fund*Institutional Shares	2.80%	15.75%	6.49%	$8,713,534

••••••••	Russell 3000 Index	-0.49	13.28	6.00	8,366,600

– – – –	Multi-Cap Core Funds Average	-2.37	10.93	4.70	7,502,149
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-0.55	13.26	6.13	8,454,372

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

				Final Value
	One	Five	Ten	of a $200,000,000
	Year	Years	Years	Investment
Structured Broad Market Fund Institutional
Plus Shares	2.84%	15.83%	7.46%	$410,843,815
Russell 3000 Index	-0.49	13.28	6.92	344,686,607
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	7.06	395,568,342

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from September 30, 2005, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2015

Structured Broad Market Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.1%)
*	Amazon.com Inc.	15,100	7,730
	Walt Disney Co.	69,200	7,072
	Home Depot Inc.	59,100	6,826
	NIKE Inc. Class B	42,600	5,239
	Comcast Corp. Class A	85,091	4,840
	Lowe’s Cos. Inc.	67,400	4,645
	Target Corp.	52,700	4,145
*	O’Reilly Automotive Inc.	15,200	3,800
	Carnival Corp.	69,900	3,474
	General Motors Co.	109,100	3,275
*	DISH Network Corp.
	Class A	56,000	3,267
	Cooper Tire & Rubber Co.	76,500	3,023
	Marriott International Inc.
	Class A	44,200	3,014
*	Skechers U.S.A. Inc.
	Class A	21,900	2,936
*	Madison Square
	Garden Co. Class A	39,300	2,835
*	Pinnacle Entertainment Inc.	74,200	2,511
^	Outerwall Inc.	38,700	2,203
*	Isle of Capri Casinos Inc.	94,900	1,655
*	American Axle
	& Manufacturing
	Holdings Inc.	79,300	1,581
	Comcast Corp. Special
	Class A	27,000	1,546
	TJX Cos. Inc.	15,500	1,107
*	Build-A-Bear Workshop Inc.	36,100	682
	Jack in the Box Inc.	2,000	154
	Cablevision Systems Corp.
	Class A	3,800	123
			77,683
Consumer Staples (8.6%)
	Altria Group Inc.	103,100	5,609
	Costco Wholesale Corp.	30,900	4,467
	PepsiCo Inc.	43,600	4,111
	Kroger Co.	108,200	3,903

	Reynolds American Inc.	87,600	3,878
	Archer-Daniels-Midland Co.	74,900	3,105
	Dr Pepper Snapple
	Group Inc.	33,700	2,664
^	Pilgrim’s Pride Corp.	126,350	2,626
	Bunge Ltd.	35,600	2,609
	Procter & Gamble Co.	34,551	2,486
	Dean Foods Co.	130,500	2,156
	Wal-Mart Stores Inc.	23,065	1,495
	Ingles Markets Inc. Class A	28,000	1,339
*	USANA Health Sciences Inc.	9,100	1,220
	Coca-Cola Co.	27,880	1,118
	Coty Inc. Class A	40,000	1,082
	Clorox Co.	9,000	1,040
	Cal-Maine Foods Inc.	17,600	961
	Colgate-Palmolive Co.	7,100	451
	Kimberly-Clark Corp.	3,100	338
*	SUPERVALU Inc.	28,800	207
	CVS Health Corp.	2,000	193
	Philip Morris
	International Inc.	1,950	155
			47,213
Energy (6.8%)
	Exxon Mobil Corp.	108,220	8,046
	Valero Energy Corp.	60,700	3,648
	Tesoro Corp.	34,100	3,316
	Marathon Petroleum Corp.	68,600	3,178
	Teekay Tankers Ltd.
	Class A	430,400	2,970
	PBF Energy Inc. Class A	97,200	2,744
	Schlumberger Ltd.	32,610	2,249
*,^	Frontline Ltd.	798,000	2,147
	Spectra Energy Corp.	80,500	2,115
	Chevron Corp.	26,565	2,095
	Nordic American
	Tankers Ltd.	106,400	1,617
	Western Refining Inc.	33,800	1,491
	Ship Finance
	International Ltd.	67,900	1,103
	Delek US Holdings Inc.	31,900	884
			37,603

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
Financials (17.7%)
	Wells Fargo & Co.	173,270	8,897
	JPMorgan Chase & Co.	139,736	8,520
	Citigroup Inc.	115,900	5,750
	PNC Financial Services
	Group Inc.	45,400	4,050
	Travelers Cos. Inc.	37,500	3,732
	Goldman Sachs Group Inc.	21,000	3,649
	Universal Insurance
	Holdings Inc.	111,400	3,291
*	Berkshire Hathaway Inc.
	Class B	25,100	3,273
	Everest Re Group Ltd.	18,400	3,189
	Ameriprise Financial Inc.	27,900	3,045
	American Express Co.	40,800	3,025
	Simon Property Group Inc.	15,700	2,884
	First American
	Financial Corp.	73,700	2,879
	Voya Financial Inc.	73,000	2,830
*	MGIC Investment Corp.	296,000	2,741
*	Walker & Dunlop Inc.	97,500	2,543
*	Santander Consumer
	USA Holdings Inc.	120,600	2,463
	Extra Space Storage Inc.	21,800	1,682
	Lazard Ltd. Class A	38,800	1,680
	US Bancorp	40,250	1,651
*	Heritage Insurance
	Holdings Inc.	82,800	1,634
	General Growth
	Properties Inc.	58,500	1,519
*	E*TRADE Financial Corp.	57,100	1,503
	CoreSite Realty Corp.	27,900	1,435
	Bank of America Corp.	91,200	1,421
*	Marcus & Millichap Inc.	30,300	1,394
	Lamar Advertising Co.
	Class A	26,300	1,372
	Summit Hotel
	Properties Inc.	115,700	1,350
	Ryman Hospitality
	Properties Inc.	23,400	1,152
*	Cowen Group Inc. Class A	234,400	1,069
	Hospitality Properties Trust	41,100	1,051
	Weingarten Realty Investors	31,500	1,043
	Chambers Street Properties	156,500	1,016
	CBL & Associates
	Properties Inc.	65,000	894
	Bank of New York
	Mellon Corp.	22,400	877
	CyrusOne Inc.	24,000	784
	Kimco Realty Corp.	26,500	647
	DuPont Fabros
	Technology Inc.	24,500	634
*	Credit Acceptance Corp.	3,000	591
	RLJ Lodging Trust	21,900	553
	Ventas Inc.	8,900	499
	SunTrust Banks Inc.	11,000	421

	Digital Realty Trust Inc.	6,200	405
	LaSalle Hotel Properties	13,500	383
	Hartford Financial
	Services Group Inc.	8,100	371
	Public Storage	1,700	360
	Welltower Inc.	4,800	325
*	INTL. FCStone Inc.	9,800	242
	OM Asset Management plc	12,600	194
	Care Capital Properties Inc.	4,750	156
	Hersha Hospitality
	Trust Class A	6,800	154
			97,223
Health Care (14.8%)
	Johnson & Johnson	93,107	8,691
	Pfizer Inc.	221,558	6,959
	Gilead Sciences Inc.	64,000	6,284
	UnitedHealth Group Inc.	48,300	5,603
	Merck & Co. Inc.	105,483	5,210
	Eli Lilly & Co.	61,720	5,165
	Bristol-Myers Squibb Co.	85,200	5,044
	AbbVie Inc.	86,200	4,690
*	Express Scripts Holding Co.	53,300	4,315
	Amgen Inc.	29,900	4,136
	Anthem Inc.	25,900	3,626
	Aetna Inc.	30,800	3,370
	AmerisourceBergen
	Corp. Class A	34,000	3,230
	Cardinal Health Inc.	41,500	3,188
*	Charles River Laboratories
	International Inc.	39,800	2,528
*	Centene Corp.	43,900	2,381
*	Infinity Pharmaceuticals Inc. 155,500		1,314
*	Quintiles Transnational
	Holdings Inc.	18,700	1,301
*	INC Research Holdings Inc.
	Class A	25,500	1,020
*	HCA Holdings Inc.	12,400	959
	Cigna Corp.	6,500	878
*	ICU Medical Inc.	4,600	504
	Abbott Laboratories	9,000	362
	Phibro Animal Health Corp.
	Class A	8,600	272
*	Amedisys Inc.	6,600	251
*	Merrimack
	Pharmaceuticals Inc.	13,300	113
*	Allergan plc	400	109
			81,503
Industrials (10.4%)
	Boeing Co.	39,150	5,127
	3M Co.	33,200	4,707
	Lockheed Martin Corp.	21,700	4,498
	General Dynamics Corp.	28,400	3,918
	Northrop Grumman Corp.	23,230	3,855
	General Electric Co.	146,480	3,694
*	United Continental
	Holdings Inc.	62,400	3,310

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Illinois Tool Works Inc.	39,700	3,268
	Cintas Corp.	37,700	3,233
*	JetBlue Airways Corp.	124,000	3,195
*	Hawaiian Holdings Inc.	125,600	3,100
	Southwest Airlines Co.	78,000	2,967
	PACCAR Inc.	53,000	2,765
*	Spirit AeroSystems
	Holdings Inc. Class A	56,200	2,717
	Alaska Air Group Inc.	27,500	2,185
	Aircastle Ltd.	58,800	1,212
	Comfort Systems USA Inc.	32,900	897
	Interface Inc. Class A	29,400	660
*	Dycom Industries Inc.	8,400	608
	Global Brass & Copper
	Holdings Inc.	29,100	597
*	Aerojet Rocketdyne
	Holdings Inc.	27,500	445
	John Bean
	Technologies Corp.	5,600	214
*	PAM Transportation
	Services Inc.	4,800	158
	SkyWest Inc.	9,400	157
			57,487
Information Technology (18.6%)
	Apple Inc.	171,540	18,921
	Microsoft Corp.	143,497	6,351
	International Business
	Machines Corp.	32,142	4,660
	Accenture plc Class A	45,100	4,432
	Texas Instruments Inc.	81,100	4,016
	MasterCard Inc. Class A	41,700	3,758
*	Electronic Arts Inc.	51,200	3,469
*	Google Inc. Class A	5,280	3,371
	CDW Corp.	81,100	3,314
	Hewlett-Packard Co.	125,000	3,201
*	Manhattan Associates Inc.	50,871	3,169
*	Blackhawk Network
	Holdings Inc.	72,000	3,052
	Computer Sciences Corp.	49,200	3,020
	Intel Corp.	99,490	2,999
*	Google Inc. Class C	4,792	2,916
	Booz Allen Hamilton
	Holding Corp. Class A	107,500	2,818
	EarthLink Holdings Corp.	360,000	2,801
*	Aspen Technology Inc.	73,200	2,775
*	Sykes Enterprises Inc.	107,200	2,734
	MAXIMUS Inc.	45,100	2,686
	Broadridge Financial
	Solutions Inc.	42,700	2,363
*	Facebook Inc. Class A	22,000	1,978
*,^	Ambarella Inc.	27,100	1,566
*	ARRIS Group Inc.	48,480	1,259
	Science Applications
	International Corp.	30,600	1,230
	Jabil Circuit Inc.	50,800	1,136
*	Tech Data Corp.	16,200	1,110

	Skyworks Solutions Inc.	10,200	859
*	Ciena Corp.	39,000	808
*	Synaptics Inc.	9,000	742
*	Sigma Designs Inc.	102,500	706
	CSG Systems
	International Inc.	18,000	554
	Cisco Systems Inc.	19,450	511
	Visa Inc. Class A	7,300	509
*	Gigamon Inc.	20,100	402
*	ePlus Inc.	4,900	387
	DST Systems Inc.	2,590	272
	QAD Inc. Class A	10,000	256
	Oracle Corp.	6,548	236
*	Cimpress NV	2,900	221
*	Avid Technology Inc.	22,900	182
	Avago Technologies Ltd.
	Class A	1,400	175
*	Super Micro Computer Inc.	5,800	158
			102,083
Materials (2.7%)
	LyondellBasell Industries
	NV Class A	43,000	3,584
	Sherwin-Williams Co.	12,300	2,740
	International Paper Co.	67,200	2,540
*,^	Trinseo SA	91,500	2,310
	Avery Dennison Corp.	32,700	1,850
	Sealed Air Corp.	27,500	1,289
*	AEP Industries Inc.	7,500	430
	KMG Chemicals Inc.	18,400	355
			15,098
Telecommunication Services (2.6%)
	Verizon
	Communications Inc.	164,357	7,151
	AT&T Inc.	185,787	6,053
	CenturyLink Inc.	34,300	862
			14,066
Utilities (3.2%)
	Public Service Enterprise
	Group Inc.	84,900	3,579
	Edison International	56,000	3,532
	Exelon Corp.	107,100	3,181
	American Electric
	Power Co. Inc.	42,200	2,400
	Vectren Corp.	55,900	2,348
	WGL Holdings Inc.	30,700	1,770
	FirstEnergy Corp.	22,800	714
			17,524
Total Common Stocks
(Cost $464,275)			547,483

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (1.9%)[1]
	Money Market Fund (1.9%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.189%	10,280,472	10,280

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Federal Home Loan Bank
	Discount Notes, 0.090%,
	10/14/15	100	100
[4],5	Federal Home Loan Bank
	Discount Notes, 0.100%,
	10/23/15	100	100
			200
Total Temporary Cash Investments
	(Cost $10,480)		10,480
	Total Investments (101.4%)
	(Cost $474,755)		557,963

			Amount
			($000)
Other Assets and Liabilities (-1.4%)
	Other Assets
	Investment in Vanguard		51
Receivables for Investment Securities Sold			1,164
	Receivables for Accrued Income		577
	Total Other Assets		1,792
	Liabilities
Payables for Investment Securities
	Purchased		(2,145)
	Collateral for Securities on Loan		(6,872)
	Payables to Vanguard		(297)
	Other Liabilities		(25)
	Total Liabilities		(9,339)
	Net Assets (100%)		550,416

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	416,750
Undistributed Net Investment Income	8,121
Accumulated Net Realized Gains	42,384
Unrealized Appreciation (Depreciation)
Investment Securities	83,208
Futures Contracts	(47)
Net Assets	550,416

Institutional Shares—Net Assets
Applicable to 738,427 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	24,544
Net Asset Value Per Share—
Institutional Shares	$33.24

Institutional Plus Shares—Net Assets
Applicable to 7,915,727 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	525,872
Net Asset Value Per Share—
Institutional Plus Shares	$66.43

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,588,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $6,872,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends	11,647
Interest[1]	5
Securities Lending	93
Total Income	11,745
Expenses
The Vanguard Group—Note B
Investment Advisory Services	480
Management and Administrative—Institutional Shares	27
Management and Administrative—Institutional Plus Shares	311
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	43
Custodian Fees	11
Auditing Fees	33
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Total Expenses	906
Net Investment Income	10,839
Realized Net Gain (Loss)
Investment Securities Sold	48,749
Futures Contracts	49
Realized Net Gain (Loss)	48,798
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(44,212)
Futures Contracts	(30)
Change in Unrealized Appreciation (Depreciation)	(44,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,395
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,839	9,385
Realized Net Gain (Loss)	48,798	63,591
Change in Unrealized Appreciation (Depreciation)	(44,242)	28,712
Net Increase (Decrease) in Net Assets Resulting from Operations	15,395	101,688
Distributions
Net Investment Income
Institutional Shares	(434)	(270)
Institutional Plus Shares	(9,024)	(8,224)
Realized Capital Gain[1]
Institutional Shares	(3,078)	(657)
Institutional Plus Shares	(61,848)	(19,311)
Total Distributions	(74,384)	(28,462)
Capital Share Transactions
Institutional Shares	1,642	7,179
Institutional Plus Shares	65,576	(18,827)
Net Increase (Decrease) from Capital Share Transactions	67,218	(11,648)
Total Increase (Decrease)	8,229	61,578
Net Assets
Beginning of Period	542,187	480,609
End of Period[2]	550,416	542,187

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $16,777,000 and $1,585,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,121,000 and $6,740,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$37.28	$32.59	$27.10	$21.03	$20.70
Investment Operations
Net Investment Income	. 662	. 632	. 573.544		.385[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.394	5.996	5.492	5.973	.338
Total from Investment Operations	1.056	6.628	6.065	6.517	.723
Distributions
Dividends from Net Investment Income	(.630)	(.564)	(.575)	(. 447)	(.393)
Distributions from Realized Capital Gains	(4.466)	(1.374)	—	—	—
Total Distributions	(5.096)	(1.938)	(.575)	(. 447)	(.393)
Net Asset Value, End of Period	$33.24	$37.28	$32.59	$27.10	$21.03

Total Return	2.80%	21.10%	22.85%	31.43%	3.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25	$26	$16	$7	$6
Ratio of Total Expenses to
Average Net Assets	0.20%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.67%	1.94%	2.19%	1.64%
Portfolio Turnover Rate	66%	60%	63%	58%	56%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$74.52	$65.15	$54.17	$42.02	$41.36
Investment Operations
Net Investment Income	1.355	1.303	1.186	1.122	.796[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.781	11.981	10.980	11.951	.672
Total from Investment Operations	2.136	13.284	12.166	13.073	1.468
Distributions
Dividends from Net Investment Income	(1.302)	(1.169)	(1.186)	(. 923)	(. 808)
Distributions from Realized Capital Gains	(8.924)	(2.745)	—	—	—
Total Distributions	(10.226)	(3.914)	(1.186)	(. 923)	(. 808)
Net Asset Value, End of Period	$66.43	$74.52	$65.15	$54.17	$42.02

Total Return	2.84%	21.16%	22.95%	31.56%	3.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$526	$516	$465	$379	$290
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.74%	2.01%	2.26%	1.71%
Portfolio Turnover Rate	66%	60%	63%	58%	56%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Broad Market Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Structured Broad Market Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $51,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	547,483	—	—
Temporary Cash Investments	10,280	200	—
Futures Contracts—Assets[1]	51	—	—
Total	557,814	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	5	2,386	(44)
E-mini S&P 500 Index	December 2015	5	477	(3)
				(47)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2015, the fund had $8,654,000 of ordinary income and $42,082,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $474,758,000. Net unrealized appreciation of investment securities for tax purposes was $83,205,000, consisting of unrealized gains of $104,429,000 on securities that had risen in value since their purchase and $21,224,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $375,098,000 of investment securities and sold $371,485,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	6,643	195
Issued in Lieu of Cash Distributions	1,642	49	536	16
Redeemed	—	—	—	—
Net Increase (Decrease) —Institutional Shares	1,642	49	7,179	211
Institutional Plus Shares
Issued	3,000	45	7,200	110
Issued in Lieu of Cash Distributions	62,576	940	20,486	310
Redeemed	—	—	(46,513)	(627)
Net Increase (Decrease) —Institutional Plus Shares	65,576	985	(18,827)	(207)

At September 30, 2015, one shareholder was the record or beneficial owner of 95% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund (constituting separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the Structured Broad Market Fund are qualified short-term capital gains.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Structured Large-Cap Equity Fund	—
Structured Broad Market Fund	48,149

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Structured Large-Cap Equity Fund	13,746
Structured Broad Market Fund	9,458

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity Fund	98.9%
Structured Broad Market Fund	91.1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$946.83	$0.88
Institutional Plus Shares	1,000.00	946.91	0.73
Structured Broad Market Fund
Institutional Shares	$1,000.00	$949.17	$0.88
Institutional Plus Shares	1,000.00	949.27	0.73
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,024.17	$0.91
Institutional Plus Shares	1,000.00	1,024.32	0.76
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,024.17	$0.91
Institutional Plus Shares	1,000.00	1,024.32	0.76

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.18% for Institutional Shares and 0.15% for Institutional Plus Shares; for the Structured
Broad Market Fund, 0.18% for Institutional Shares and 0.15% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Chairman, 1996–2009
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $101,000
Fiscal Year Ended September 30, 2014: $98,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 18, 2015
VANGUARD QUANTITATIVE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number2-17620, Incorporated by Reference.